--------------------------------------------------------------------------------
                              STATE STREET RESEARCH
--------------------------------------------------------------------------------
                              STRATEGIC INCOME FUND
                            -------------------------

                         ANNUAL REPORT
                         April 30, 2002

                         --------------------------------
                                 WHAT'S INSIDE
                         --------------------------------

                         FROM THE CHAIRMAN

                         America's Economy
                         Continues to Recover

                         PORTFOLIO REVIEW

                         Another Solid Year for Bonds
                         Large-Cap Value Stocks

                         FUND INFORMATION

                         Facts and Figures

                         PLUS, COMPLETE PORTFOLIO HOLDINGS
                         AND FINANCIAL STATEMENTS



                                                              [dalbar logo]

                                                                  DALBAR
                                                                MUTUAL FUND
                                                               SERVICE AWARD
                                                                   2001


                                                              For Excellence
                                                                    in
                                                           Shareholder Service

[LOGO] STATE STREET RESEARCH

FROM THE CHAIRMAN


[Photo of Richard S. Davis]

DEAR SHAREHOLDER:

The U.S. economy reported a single quarter of negative growth during the 12-month period ended April 30, 2002. Whether or not it actually qualified as a recession, which is typically defined as two consecutive quarters of negative growth, was not as important as the fact that the rebound was faster and far stronger than was anticipated. As a result, the Federal Reserve Board announced that it had shifted its stance on monetary policy to neutral, an indication that it had finished cutting short-term interest rates and that the next move was likely upward.

Consumers continued to spend right through the slowdown, which helped account for its brevity. Spending on autos and housing remained strong, and retail sales surged sharply in the last months of the period. On the business side, the recovery has not been as robust. Most industries have managed to reduce their inventories and are beginning to fill new orders. However, the outlook for corporate profits is only cautiously optimistic, as first quarter earnings reports were a mix of positive results and disappointments.

STOCKS
The U.S. stock market regained much of the ground it lost as a result of the events of September 11, but it ended the 12-month period -12.62% as measured by the S&P 500 Index.(1) Although technology stocks staged a strong comeback in the fourth quarter of 2001, the technology-heavy Nasdaq returned -20.23% over the period. Value stocks generally outperformed growth stocks, and small- and mid-cap value stocks were stronger than large-cap value stocks. The Russell 2000(R) Value Index, a measure of small-cap value stock performance, returned 22.43% for the 12-month period.(1)

BONDS
The bond market outperformed the broad stock market indexes for the 12- month period, but returns slowed in the final months of the period as long- term interest rates edged higher. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 7.84%.(1) Mortgage bonds were the strongest performers as the pace of refinancings slowed. The Merrill Lynch Mortgage Master Index rose 8.38% for the 12-month period.(1)

INTERNATIONAL
Foreign markets were lackluster as economic weakness in the U.S. translated into economic slowdown around the world. Some parts of Asia have bucked the tide. However, Japan continues to struggle with recession and internal problems associated with its banking industry. Japan's weight in the MSCI EAFE Index, a common measure of stock market performance in developed economies, helped drag performance of that index down to -13.88% for the 12-month period.(1)

LOOKING AHEAD
Although the past 12 months will be forever remembered for the tragic events that took place on September 11, and the men and women who lost their lives, it has also been inspiring to witness the courage and strength with which our nation has responded to these challenging times. Now, more than ever, we believe it is important to stay with your investment plan. At State Street Research we continue to look for opportunities that can do well in the current environment. You can count on our research to set us apart.


(1) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Value Index contains those stocks within the complete Russell 2000(R) Index (a small-company index) that show below-average growth. The Lehman Brothers Aggregate Bond Index is a market value- weighted index of fixed-rate debt issues, including U.S. Treasury, agency, and corporate bond issues, and mortgage-backed securities. The Merrill Lynch Mortgage Master Index is comprised of fixed-rate, coupon-bearing pools of mortgage pass-through securities that have various maturities. The MSCI(R) EAFE Index is a market capitalization- weighted index comprised of stocks from Europe, Australasia and the Far East. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index. The Lipper Multi-Sector Income Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

(2) 7.16% for Class B(1) shares; 6.96% for Class B shares; 6.96% for Class C shares; 8.12% for Class S shares.

(3) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Returns for Class B (1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.


(4) Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.


(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.


(6) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

    Sincerely,

/s/ Richard S. Davis

    Richard S. Davis
    Chairman
    April 30, 2002

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDI- CATED, AND BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended April 30, 2002, except as otherwise noted)
-------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL RETURN as of 3/31/02
(at maximum applicable sales charge)(3)(4)(5)(6)
----------------------------------------------------------------------------
                          LIFE OF FUND
                         (since 8/30/96)      5 YEARS          1 YEAR
----------------------------------------------------------------------------
Class A                       3.03%            2.55%            0.42%
----------------------------------------------------------------------------
Class B(1)                    2.97%            2.44%           -0.52%
----------------------------------------------------------------------------
Class B                       3.09%            2.44%           -0.52%
----------------------------------------------------------------------------
Class C                       3.09%            2.72%            3.44%
----------------------------------------------------------------------------
Class S                       4.16%            3.77%            5.65%
----------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN as of 4/30/02 (does not reflect sales charge)(3)(5)(6)
----------------------------------------------------------------------------
                       LIFE OF FUND
                      (since 8/30/96)         5 YEARS          1 YEAR
----------------------------------------------------------------------------
Class A                    4.06%               3.49%           7.82%
----------------------------------------------------------------------------
Class B(1)                 3.28%               2.73%           7.16%
----------------------------------------------------------------------------
Class B                    3.28%               2.73%           6.96%
----------------------------------------------------------------------------
Class C                    3.28%               2.73%           6.96%
----------------------------------------------------------------------------
Class S                    4.34%               3.76%           8.12%
----------------------------------------------------------------------------

YIELD
----------------------------------------------------------------------------
Class A                                                        5.87%
----------------------------------------------------------------------------
Class B(1)                                                     5.37%
----------------------------------------------------------------------------
Class B                                                        5.42%
----------------------------------------------------------------------------
Class C                                                        5.55%
----------------------------------------------------------------------------
Class S                                                        6.45%
----------------------------------------------------------------------------

Yield is based on the net investment income produced for the 30 days ended April 30, 2002.

PORTFOLIO REVIEW
Strategic Income Fund: Another Solid Year for Bonds

[Photo of John H. Kallis]
    John H. Kallis

We spoke with Jack Kallis, a member of the fund's portfolio management team, about the fund's performance for the year ended April 30, 2002, and his outlook for the period ahead.

Q:  HOW DID THE FUND PERFORM LAST YEAR?

A: State Street Research Strategic Income Fund had a very strong year. Class A shares returned 7.82% for the 12 months ended April 30, 2002 [does not reflect sales charge.](2) That was substantially higher than the Lipper Multi-Sector Income Funds Average, which returned 5.11%.(1) The fund slightly underperformed the Lehman Brothers Aggregate Bond Index, which returned 7.84% for the same period.(1)

Q:  WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A: A positive environment worked in the fund's favor. During the 12-month period the Federal Reserve Board lowered short-term rates seven times, from 4.5% to 1.75%-- the lowest level in 50 years. Meanwhile, the U.S. Treasury halted the issuance of 30-year Treasury bonds, while mortgage refinancing provided the catalyst for strong consumer spending. These factors, combined with a weak economy (declining capital spending, rising unemployment) and lower inflation, created a favorable tail wind for the bond market.

Q: WHAT SECTOR OF THE BOND MARKET MADE THE STRONGEST CONTRIBUTION TO THE FUND'S PERFORMANCE?

A: Over the course of the year, the sector with the most outstanding performance was emerging markets debt; we increased our stake slightly during the period. We also raised the fund's exposure to high-yield securities, a move which also worked to the fund's advantage. As the economy began to strengthen, investors gained confidence in high-yield securities and they did well, especially in the last half of the year.

Q:  WHERE WERE THE FUND'S DISAPPOINTMENTS?

A: The worst-performing sector for the fund was foreign government bonds, which were hurt by currency exposure to the euro. We eliminated the fund's 10% holding in that area during the 12 months.

Q:  WHAT IS YOUR OUTLOOK?

A: We expect the U.S. economy to grow at an above- trend (3%) pace in the first half of 2002, driven by inventory rebuilding, positive consumer spending, and weak but improving business investment. In addition, inflation pressures remain benign, contained by moderate energy prices, intense pressure on pricing power, and slack in the labor market. We anticipate the Federal Reserve Board to hike the federal funds rate by late summer/early fall as the demand side of the economy stabilizes and as post-September 11 "insurance" rate cuts are reversed. In the near term, we expect to remain in a low-inflation, high- productivity environment. Meanwhile, foreign economies are echoing the recovery in the U.S.

      As the economy recovery continues, both domestically and globally, we believe that higher-yielding securities, specifically high-yield and emerging markets debt, have the potential to perform well.

April 30, 2002

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ASSET ALLOCATION
(by percentage of net assets)

                  High-Yield Corporate                   54%
                  Cash                                    4%
                  U.S. Government                        18%
                  International                           8%
                  Finance/Mortgage                       16%


PERFORMANCE BY SECTOR
(12 months ended 4/30/02)

                  Emerging Markets                     21.4%
                  High-Grade Debt                       8.9%
                  High-Yeild                            8.7%
                  International Debt                    4.8%
% Return

STATE STREET RESEARCH STRATEGIC INCOME FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
April 30, 2002

-----------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL           MATURITY               VALUE
                                                               AMOUNT              DATE               (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 96.8%
U.S. TREASURY 1.5%
U.S. Treasury Bond, 9.875%** .........................      $  300,000           11/15/2015           $   423,798
U.S. Treasury Bond, 6.25% ............................         175,000            5/15/2030               187,770
U.S. Treasury Note, 7.00% ............................         125,000            7/15/2006               137,695
U.S. Treasury Note, 5.00% ............................         225,000            2/15/2011               223,663
                                                                                                      -----------
                                                                                                          972,926
                                                                                                      -----------
U.S. AGENCY MORTGAGE 16.9%
Federal National Mortgage Association, 9.00% .........         291,671            5/01/2009               314,746
Federal National Mortgage Association, 6.25% .........         225,000            2/01/2011               229,781
Federal National Mortgage Association, 6.50% .........          71,256           12/01/2014                73,749
Federal National Mortgage Association, 7.00% .........         117,865           12/01/2015               123,131
Federal National Mortgage Association, 7.00% .........         183,288            3/01/2016               191,477
Federal National Mortgage Association, 7.00% .........         315,844            1/01/2017               329,956
Federal National Mortgage Association TBA, 7.00% .....         150,000            5/16/2017               156,704
Federal National Mortgage Association TBA, 6.50% .....         800,000            5/16/2017               824,248
Federal National Mortgage Association TBA, 6.00% .....         400,000            5/16/2017               405,252
Federal National Mortgage Association, 6.50% .........         166,240            9/01/2028               168,577
Federal National Mortgage Association, 6.50% .........         648,312           11/01/2028               657,428
Federal National Mortgage Association, 6.50% .........         193,533            3/01/2029               196,254
Federal National Mortgage Association, 7.50% .........          62,097           11/01/2029                64,852
Federal National Mortgage Association, 7.00% .........         175,222           12/01/2029               180,752
Federal National Mortgage Association, 7.50% .........         316,000            9/01/2031               329,923
Federal National Mortgage Association, 6.50% .........         233,020            9/01/2031               235,786
Federal National Mortgage Association TBA, 7.50% .....         925,000            6/13/2032               963,443
Federal National Mortgage Association TBA, 7.00% .....         625,000            6/13/2032               642,188
Federal National Mortgage Association TBA, 6.50% .....       1,750,000            6/13/2032             1,763,667
Federal National Mortgage Association TBA, 6.00% .....         775,000            6/13/2032               762,894
Government National Mortgage Association, 7.00% ......         222,465            5/15/2027               230,736
Government National Mortgage Association, 7.00% ......         138,522            6/15/2028               143,241
Government National Mortgage Association, 6.50% ......         674,140           11/15/2028               685,513
Government National Mortgage Association, 7.00% ......         443,846            8/15/2031               458,271
Government National Mortgage Association, 7.00% ......         294,746           10/15/2031               304,325
Government National Mortgage Association TBA, 6.00% ..         225,000            5/21/2032               222,539
                                                                                                      -----------
                                                                                                       10,659,433
                                                                                                      -----------
FOREIGN GOVERNMENT 7.5%
Republic of Brazil, 8.00% ............................         584,919            4/15/2014               461,355
Republic of Bulgaria, 2.81%# .........................         490,000            7/28/2011               437,570
Republic of Chile, 5.625% ............................          25,000            7/23/2007                25,014
Republic of China, 7.30% .............................          25,000           12/15/2008                27,250
Republic of Panama, 4.75%## ..........................         601,848            7/17/2014               547,065
Republic of Peru, 9.125%+ ............................         516,000            2/21/2012               501,838
Republic of Philippines, 8.375% ......................         625,000            3/12/2009               632,812
Republic of Poland, 6.00% to 10/27/2002, 7.00% from
  10/28/2002 to maturity .............................         318,500           10/27/2014               320,730
Republic of South Africa, 9.125% .....................         325,000            5/19/2009               359,938
Republic of South Africa, 7.375% .....................         225,000            4/25/2012               223,650
Republic of Turkey, 12.375% ..........................         200,000            6/15/2009               216,200
Republic of Ukraine, 11.00% ..........................         267,000            3/15/2007               273,675
Russian Federation, 8.25% ............................         700,000            3/31/2010               686,000
                                                                                                      -----------
                                                                                                        4,713,097
                                                                                                      -----------
FOREIGN 0.7%
United Mexican States, 9.75% .........................          75,000            4/06/2005                83,813
United Mexican States, 9.875% ........................         275,000            2/01/2010               316,525
United Mexican States, 11.50% ........................          50,000            5/15/2026                66,375
                                                                                                      -----------
                                                                                                          466,713
                                                                                                      -----------
FINANCE/MORTGAGE 15.8%
AIG Sunamerica Global Financing Sr. Note, 6.90%+ .....          50,000            3/15/2032                51,239
Bombardier Capital Inc. Note, 7.30%+ .................         275,000           12/15/2002               281,495
Caterpillar Financial Asset Trust, 4.85% .............         125,000            4/25/2007               127,759
Chase Commercial Mortgage Securities Corp., 6.025% ...         190,902           11/18/2030               197,453
Chase Manhattan Auto Owner Trust 2002 Cl. A, 4.17% ...         225,000            9/15/2008               225,427
Citibank Credit Card Issuance Trust Note,
  Series 2000, 7.45% .................................         175,000            9/15/2007               183,475
Citibank Credit Card Issuance Trust Note,
  Series 2000, 7.05% .................................         375,000            9/17/2007               392,576
Citibank Credit Card Issuance Trust Note,
  Series 2001, 6.65% .................................         275,000            5/15/2008               281,531
Commercial Mortgage Acceptance Corp., 5.44%+ .........         525,000            9/15/2030               383,455
Commercial Mortgage Acceptance Corp., 6.23%+ .........         175,000            7/15/2031               132,998
Countrywide Home Loan Inc. Note, 5.50% ...............         300,000            8/01/2006               300,357
Credit Suisse First Boston USA Inc. Note, 5.75% ......          75,000            4/15/2007                75,326
DLJ Commercial Mortgage Corp., 7.37%+ ................         375,000            6/10/2031               300,750
EOP Operating LP Note, 6.50% .........................         175,000            1/15/2004               180,616
EOP Operating LP Note, 6.50% .........................         125,000            6/15/2004               129,061
Equity Residential Properties Trust Note, 6.625% .....         175,000            3/15/2012               175,963
ERAC USA Finance Co. Note, 6.95%+ ....................          50,000            3/01/2004                50,362
ERAC USA Finance Co. Note, 6.625%+ ...................         250,000            2/15/2005               255,232
First Union Lehman Brothers Commercial Mortgage, 7.50%         425,000           11/18/2029               342,125
Ford Motor Credit Co. Note, 6.875% ...................         725,000            2/01/2006               733,736
GE Global Insurance Holding Corp. Note, 7.75% ........         275,000            6/15/2030               296,321
General Electric Capital Corp. Note, 6.75%                     225,000            3/15/2032               221,396
General Motors Acceptance Corp. Note, 6.875% .........         150,000            9/15/2011               150,168
General Motors Acceptance Corp. Note, 8.00% ..........         550,000           11/01/2031               577,428
Goldman Sachs Group Inc. Note, 7.625% ................         125,000            8/17/2005               134,809
GSR Mortgage Loan Trust Note, Series 2002
  Cl. A1, 5.49% ......................................         225,000            5/25/2032               225,703
Intertek Finance PLC Sr. Sub. Note, 10.25% ...........         250,000           11/01/2006               260,000
J.P. Morgan Commercial Mortgage Finance Corp., 7.24% .         150,000            9/15/2029               160,132
J.P. Morgan Commercial Mortgage Finance Corp., 6.51% .         250,000           10/15/2035               260,914
J.P. Morgan Commercial Mortgage Finance Corp., 6.18% .         142,442           10/15/2035               147,923
Lehman Brothers Commercial Conduit Mortgage
  Trust 01- A1, 6.155%+ ..............................         118,753            7/14/2016               120,720
Lehman Brothers Commercial Conduit Mortgage
  Trust 01- A5, 6.13% ................................         475,000           12/15/2030               480,863
MBNA Credit Card Master Trust, Series 2001 Cl. C, 6.55%        300,000           12/15/2008               304,029
Morgan Stanley Capital Inc. 98-A1, 6.19% .............          47,229            3/15/2030                49,102
NationsLink Funding Corp., 7.105% ....................         200,000            8/20/2030               204,633
New Jersey Economic Development Authority,
  Series A, 7.425% ...................................         100,000            2/15/2029               110,826
PSE&G Transition Funding LLC, 6.45% ..................         175,000            3/15/2013               182,000
Salomon Brothers Mortgage Securities Inc., 2001 Cl.
  A2, 6.125%+ ........................................         250,000            2/18/2034               257,802
Simon Property Group LP Note, 7.375% .................         125,000            1/20/2006               130,703
Sprint Capital Corp. Note, 7.90%+ ....................          75,000            3/15/2005                75,292
Sprint Capital Corp. Note, 6.00% .....................         175,000            1/15/2007               160,081
Starwood Asset Receivables Trust, 2001 Cl. E, 4.65%+ .         125,000            9/25/2022               126,283
UCAR Finance Inc. Note, 10.25%+ ......................         250,000            2/15/2012               263,125
Washington Mutual Inc. Note, 5.625% ..................         275,000            1/15/2007               275,932
                                                                                                      -----------
                                                                                                        9,977,121
                                                                                                      -----------
CORPORATE 54.4%
Adelphia Communications Corp. Sr. Note, 10.25% .......         225,000            6/15/2011               187,875
Agrilink Foods Inc. Sr. Sub. Note, 11.875% ...........         300,000           11/01/2008               318,000
Airgas Inc. Sr. Sub. Note, 9.125% ....................         300,000           10/01/2011               321,750
AirGate PCS, Inc. Sr. Sub. Note, 0.00% to 9/30/2004,
  13.50% from 10/1/2004 to maturity ..................         125,000           10/01/2009                83,750
Alamosa Delaware Inc. Sr. Note, 13.625% ..............         275,000            8/15/2011               239,250
Alaska Steel Corp. Sr. Note, 7.875% ..................          25,000            2/15/2009                25,188
Alaska Steel Corp. Sr. Note, 9.125% ..................         125,000           12/15/2006               130,000
Alderwoods Group Inc. Sr. Note, 12.25% ...............          75,000            1/02/2009                75,188
Alliant Techsystems Inc. Sr. Sub. Note, 8.50% ........         250,000            5/15/2011               266,250
Allied Waste North America Inc. Sr. Sub. Note, 10.00%          450,000            8/01/2009               462,375
American Greetings Corp. Sr. Sub. Note, 11.75% .......         150,000            7/15/2008               161,625
American Tower Corp. Sr. Note, 9.375% ................         200,000            2/01/2009               139,000
AMETEK Inc. Sr. Note, 7.20% ..........................         400,000            7/15/2008               390,940
Anchor Gaming Inc. Sr. Sub. Note, 9.875% .............         250,000           10/15/2008               278,125
AOL Time Warner Inc. Note, 6.875% ....................          75,000            5/01/2012                71,142
Appleton Papers Inc. Sr. Sub. Note, 12.50%+ ..........         350,000           12/15/2008               353,500
Applied Extrusion Technologies, Inc. Sr. Note, 10.75%          200,000            7/01/2011               190,000
Associated Materials Inc. Sr. Sub. Note, 9.75%+ ......          25,000            4/15/2012                25,781
AT&T Corp. Note, 6.50% ...............................         150,000            3/15/2029               113,331
AT&T Wireless Services Inc. Sr. Note, 8.75% ..........         125,000            3/01/2031               121,675
Aurora Foods Inc. Sr. Sub. Note, Series E, 8.75% .....         375,000            7/01/2008               358,125
Avista Corp. Sr. Note, 9.75% .........................         375,000            6/01/2008               402,510
Aztar Corp. Sr. Sub. Note, 9.00% .....................         375,000            8/15/2011               391,875
B&G Foods Inc. Sr. Sub. Note, 9.625%+ ................          50,000            8/01/2007                51,500
B/E Aerospace Inc. Sr. Sub. Note, 9.50% ..............         375,000           11/01/2008               363,750
Ball Corp. Sr. Note, 7.75% ...........................         375,000            8/01/2006               391,875
Beazer Homes USA Inc. Sr. Note, 8.375%+ ..............         225,000            4/15/2012               229,219
Beckman Coulter, Inc. Sr. Note, 7.45% ................         450,000            3/04/2008               477,342
British Sky Broadcasting Group PLC Note, 6.875% ......         300,000            2/23/2009               283,356
British Telecommunications PLC Note, 8.875% ..........         250,000           12/15/2030               282,285
Calpine Corp. Sr. Note, 7.75% ........................         320,000            4/15/2009               267,200
Cargill Inc. Note, 6.25%+ ............................         150,000            5/01/2006               155,184
Century Aluminum Co. Sr. Note, 11.75% ................         250,000            4/15/2008               266,250
Charter Communications Holdings LLC Sr. Note, 10.75% .          50,000           10/01/2009                48,875
Charter Communications Holdings LLC Sr. Note, 9.625% .         210,000           11/15/2009               194,775
Charter Communications Holdings LLC Sr. Note, 0.00% to
  3/31/2004, 9.92% from 4/1/2004 to maturity .........          50,000            4/01/2011                34,750
Chesapeake Energy Corp. Sr. Note, 8.125% .............         300,000            4/01/2011               303,000
Cingular Wireless LLC Sr. Note, 5.625%+ ..............         150,000           12/15/2006               146,181
Clear Channel Communications Inc. Sr. Note, 7.25% ....         250,000            9/15/2003               256,797
Coca-Cola Enterprises Inc. Note, 5.25% ...............         150,000            5/15/2007               149,672
Coinmach Corp. Sr. Note, 9.00%+ ......................         150,000            2/01/2010               153,750
Cole National Group Inc. Sr. Sub. Note, 9.875% .......          50,000           12/31/2006                52,438
Collins & Aikman Floorcoverings Corp. Sr. Sub.
  Note, 9.75%+ .......................................          75,000            2/15/2010                78,563
Columbus McKinnon Corp. Sr. Sub. Note, 8.50% .........         150,000            4/01/2008               141,750
Conagra Foods Inc. Note, 7.50% .......................         125,000            9/15/2005               132,990
Concentra Operating Corp. Sr. Sub. Note, 13.00% ......         200,000            8/15/2009               225,500
Corus Entertainment Inc. Sr. Sub. Note, 8.75%+ .......         125,000            3/01/2012               130,000
Cott Beverages Inc. Sr. Sub. Note, 8.00%+ ............         400,000           12/15/2011               407,000
Coventry Health Care Inc. Sr. Note, 8.125% ...........         200,000            2/15/2012               206,000
Crown Castle International Corp. Sr. Note, 10.75% ....         275,000            8/01/2011               248,875
CSC Holdings Inc. Sr. Note, 7.625% ...................         300,000            4/01/2011               282,138
D.R. Horton Inc. Sr. Note, 8.50%+ ....................         300,000            4/15/2012               299,625
DaimlerChrysler Corp. Note, 8.50% ....................         175,000            1/18/2031               193,963
Dana Corp. Sr. Note, 9.00% ...........................         350,000            8/15/2011               357,000
Dean Foods Co. Sr. Note, 8.15% .......................         275,000            8/01/2007               270,812
Dimon Inc. Sr. Note, 9.625% ..........................         100,000           10/15/2011               106,000
Dresser Inc. Sr. Note, 9.375%+ .......................          75,000            4/15/2011                77,813
Dresser Inc. Sr. Note, 9.375% ........................         125,000            4/15/2011               130,625
DTE Energy Co. Note, 6.00% ...........................         125,000            6/01/2004               128,310
Echostar Broadband Corp. Sr. Note, 10.375% ...........         150,000           10/01/2007               159,750
Electronic Data Systems Corp. Note, 7.125% ...........         150,000           10/15/2009               158,656
Extended Stay America Inc. Sr. Sub. Note, 9.15% ......         215,000            3/15/2008               218,225
Fairchild Semiconductor Corp. Sr. Sub. Note, 10.50% ..         200,000            2/01/2009               220,000
Fleming Companies Inc. Note, 9.875%+ .................         200,000            5/01/2012               199,250
Flextronics International Ltd. Note, 9.875%                    225,000            7/01/2010               242,719
Ford Motor Co. Note, 7.45% ...........................         175,000            7/16/2031               165,319
France Telecom SA Note, 7.75% ........................          75,000            3/01/2011                76,191
GAP Inc. Note, 8.80%+ ................................         150,000           12/15/2008               149,250
Graphic Packaging Corp. Sr. Sub. Note, 8.625%+ .......         100,000            2/15/2012               104,750
Great Central Mines Ltd. Sr. Note, 8.875%                      350,000            4/01/2008               357,437
Hanger Orthopedic Group Inc. Sr. Note, 10.375%+ ......         100,000            2/15/2009               106,500
Healthsouth Corp. Sr. Note, 8.50% ....................         100,000            2/01/2008               104,375
Healthsouth Corp. Sr. Note, 7.00% ....................         125,000            6/15/2008               122,031
Hollinger International Publishing Inc. Sr. Sub.
  Note, 9.25% ........................................         330,000            2/01/2006               338,250
Hollinger International Publishing Inc. Sr. Sub.
  Note, 9.25% ........................................         170,000            3/15/2007               174,250
Huntsman International LLC Sr. Note, 9.875%+ .........         350,000            3/01/2009               351,750
International Game Technology Inc. Sr. Note, 8.375% ..         400,000            5/15/2009               422,000
International Paper Co. Note, 8.00% ..................         275,000            7/08/2003               288,656
Iron Mountain Inc. Sr. Sub. Note, 8.625% .............         225,000            4/01/2013               234,000
ISP Chemco Inc. Sr. Sub. Note, Series B, 10.25% ......         400,000            7/01/2011               420,000
Joy Global Inc. Sr. Sub. Note, 8.75%+ ................         150,000            3/15/2012               155,625
Kinetic Concepts Inc. Sr. Sub. Note, 9.625% ..........         350,000           11/01/2007               364,000
Kroger Co. Sr. Note, 8.00% ...........................          75,000            9/15/2029                81,988
Lennar Corp. Sr. Note, 7.625% ........................         150,000            3/01/2009               152,250
Lin Holdings Corp. Sr. Note, 0.00% to
  2/28/2003, 10.00% from 3/01/2003 to maturity .......         100,000            3/01/2008                90,500
Louisiana Pacific Corp. Sr. Sub. Note, 10.875% .......         150,000           11/15/2008               162,000
Luscar Coal Ltd. Sr. Note, 9.75% .....................          50,000           10/15/2011                53,125
Lyondell Chemical Co. Sr. Note, 9.625% ...............          75,000            5/01/2007                74,250
MacDermid Inc. Sr. Sub. Note, 9.125% .................         350,000            7/15/2011               367,500
Magellan Health Services Inc. Sr. Sub. Note, 9.00% ...         350,000            2/15/2008               296,625
Magnum Hunter Resources Inc. Sr. Note, 9.60%+ ........         100,000            3/15/2012               105,000
Mandalay Resort Group Sr. Sub. Note, 10.25% ..........          80,000            8/01/2007                87,800
Manor Care Inc. Note, 8.00% ..........................         200,000            3/01/2008               210,176
Mediacom Broadband LLC Sr. Note, 11.00%                        275,000            7/15/2013               294,250
MGM Grand Inc. Sr. Sub. Note, 9.75% ..................         150,000            6/01/2007               165,375
Millennium America Inc. Sr. Note, 9.25% ..............         175,000            6/15/2008               181,232
Mohegan Tribal Gaming Authority Sr. Note, 8.125% .....         225,000            1/01/2006               227,812
Newpark Resources Inc. Sr. Sub. Note, 8.625% .........         185,000           12/15/2007               177,600
Norfolk Southern Corp. Note, 6.00% ...................          75,000            4/30/2008                74,851
Norske Skog Ltd. Sr. Note, 8.625% ....................         475,000            6/15/2011               479,750
Noveon Inc. Sr. Sub. Note, 11.00% ....................          75,000            2/28/2011                80,625
Ocean Energy Inc. Sr. Note, 7.625% ...................          75,000            7/01/2005                78,741
OM Group Inc. Sr. Sub. Note, 9.25%+ ..................         350,000           12/15/2011               362,250
Omnicare Inc. Sr. Sub. Note, 8.125% ..................         175,000            3/15/2011               184,625
Owens-Brockway Glass Container Inc. Sr. Note, 8.875%+          250,000            2/15/2009               258,125
Panamsat Corp. Sr. Note, 8.50%+ ......................         325,000            2/01/2012               325,000
Park Place Entertainment Corp. Sr. Sub. Note, 9.375% .         500,000            2/15/2007               533,750
Pathmark Stores Inc. Sub. Note, 8.75%+ ...............         150,000            2/01/2012               155,812
Paxson Communications Corp. Sr. Sub. Note, 0.00%
  to 1/14/2006, 12.25% from 1/15/2006 to maturity+ ...         150,000            1/15/2009               111,375
Petco Animal Supplies Inc. Sr. Sub. Note, 10.75%+ ....         500,000           11/01/2011               542,500
Petroleum Helicopters Inc. Sr. Note, 9.375%+ .........         125,000            5/01/2009               128,750
Plains Resources Inc. Sr. Sub. Note, 10.25% ..........         115,000            3/15/2006               118,738
Playtex Products Inc. Sr. Sub. Note, 9.375% ..........         150,000            6/01/2011               160,500
Pliant Corp. Sr. Sub. Note, 13.00% ...................         200,000            6/01/2010               212,000
Pogo Producing Co. Sr. Sub. Note, 8.75% ..............         500,000            5/15/2007               515,000
Pogo Producing Co. Sr. Sub. Note, 8.25% ..............          50,000            4/15/2011                52,000
Potlatch Corp. Sr. Sub. Note, 10.00% .................         250,000            7/15/2011               270,000
Prime Hospitality Corp. Sr. Sub. Note, 8.375%+ .......          75,000            5/01/2012                76,313
Progress Energy Inc. Sr. Note, 7.10% .................         150,000            3/01/2011               155,172
Qwest Communications Inc. Note, 7.20% ................         150,000           11/01/2004               139,141
Resolution Performance Products LLC Sr. Sub.
  Note, 13.50% .......................................         200,000           11/15/2010               223,500
Riverwood International Corp. Sr. Sub. Note, 10.875% .         150,000            4/01/2008               156,000
Rogers Wireless Inc. Sr. Note, 9.625% ................         150,000            5/01/2011               144,000
Rotech Healthcare Inc. Sr. Sub. Note, 9.50%+ .........          75,000            4/01/2012                78,375
Russell Corp. Sr. Note, 9.25%+ .......................         200,000            5/01/2010               206,000
Scotts Co. Sr. Sub. Note, 8.625% .....................         220,000            1/15/2009               226,600
Select Medical Corp. Sr. Sub. Note, 9.50% ............         150,000            6/15/2009               154,500
Senior Housing Properties Trust Sr. Note, 8.625% .....         150,000            1/15/2012               155,250
Service Corp. International Note, 7.20% ..............          95,000            6/01/2006                85,500
Silgan Holdings Inc. Sr. Sub. Deb., 9.00%+ ...........         125,000            6/01/2009               129,844
Sinclair Broadcast Group Inc. Sr. Sub. Note, 8.75% ...         125,000           12/15/2011               131,562
Sinclair Broadcast Group Inc. Sr. Sub. Note, 8.00%+ ..         125,000            3/15/2012               126,250
Six Flags Inc. Sr. Note, 8.875%+ .....................         125,000            2/01/2010               126,875
Starwood Hotels & Resorts Inc. Sr. Note, 7.875% ......         125,000            5/01/2012               125,469
Stater Brothers Holdings Inc. Sr. Note, 10.75% .......         300,000            8/15/2006               320,250
Target Corp. Note, 5.875% ............................         225,000            3/01/2012               222,475
TCI Communications Inc. Deb., 7.875% .................          75,000            2/15/2026                69,459
Tekni-Plex Inc. Sr. Sub. Note, 12.75% ................         200,000            6/15/2010               209,000
Tembec Industries Inc. Sr. Note, 8.50% ...............         150,000            2/01/2011               156,000
Terex Corp. Sr. Sub. Note, 9.25% .....................         425,000            7/15/2011               447,312
Tesoro Petroleum Corp. Note, 9.625%+ .................         125,000            4/01/2012               127,812
Thomson Corp. Sr. Note, 5.75% ........................         150,000            2/01/2008               148,722
Tom's Foods Inc. Sr. Note, 10.50% ....................         200,000           11/01/2004               149,000
Tommy Hilfiger USA Inc. Note, 6.50% ..................         200,000            6/01/2003               197,000
Transwestern Publishing Co. Sr. Sub. Note, 9.625% ....         300,000           11/15/2007               315,375
Triton PCS Inc. Sr. Sub. Note, 9.375% ................         175,000            2/01/2011               167,125
Tyco International Group SA Note, 6.375% .............         350,000            2/15/2006               294,875
Tyson Foods Inc. Note, 6.625%+ .......................         300,000           10/01/2004               309,426
Union Pacific Corp. Deb., 6.625% .....................          25,000            2/01/2029                23,647
Union Pacific Corp. Note, 7.60% ......................         100,000            5/01/2005               106,847
United Auto Group Inc. Sr. Sub. Note, 9.625%+ ........          75,000            3/15/2012                78,188
United Rentals Inc. Sr. Note, 10.75% .................         335,000            4/15/2008               366,825
United Technologies Corp. Deb., 7.50% ................         200,000            9/15/2029               219,192
USA Waste Services Inc. Sr. Note, 7.00% ..............         250,000           10/01/2004               258,525
Valero Energy Corp. Note, 6.875% .....................          50,000            4/15/2012                50,789
Verizon Global Funding Corp. Note, 7.25% .............         150,000           12/01/2010               150,489
Vicar Operating Inc. Sr. Sub. Note, 9.875%+ ..........         125,000           12/01/2009               133,750
Vodafone AirTouch PLC Note, 7.75% ....................         275,000            2/15/2010               294,019
Waste Management Inc. Sr. Note, 6.875% ...............         950,000            5/15/2009               942,580
Weyerhaeuser Co. Note, 6.00% .........................         300,000            8/01/2006               301,605
William Carter Co. Sr. Sub. Note, 10.875% ............         300,000            8/15/2011               322,500
WorldCom Inc. Sr. Note, 7.55% ........................         125,000            4/01/2004                75,000
XTO Energy Inc. Sr. Note, 7.50% ......................         125,000            4/15/2012               125,938
Yell Finance BV Sr. Note, 10.75% .....................         235,000            8/01/2011               255,570
                                                                                                      -----------
                                                                                                       34,416,923
                                                                                                      -----------
Total Fixed Income Securities (Cost $59,992,713) ..........................................            61,206,213
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
                                                                                     SHARES
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS & OTHER 0.0%
IKS Corp. Com. (acquired 12/19/99 through 1/20/00, cost $250,653)*(+)                 1,749                    17
Micadant PLC Com. (acquired 7/11/01, cost $0)*(+)@ ...................               46,895                   683
Phase Metrics Inc. Com. (acquired 1/23/98, cost $466,788)*(+)@ .......               33,736                10,796
Primus Telecommunications Group Wts. (acquired 7/30/97, cost $5,635)*(+)                500                   175
                                                                                                      -----------
Total Common Stocks & Other (Cost $723,076) ...............................................                11,671
                                                                                                      -----------
COMMERCIAL PAPER 9.8%
American Express Credit Corp., 1.75% .................      $  140,000            5/06/2002            $  139,967
Caterpillar Financial Services NV, 1.75% .............       2,800,000            5/06/2002             2,799,319
General Electric Capital Corp., 1.77% ................       1,107,000            5/13/2002             1,106,347
Goldman Sachs Group LP, 1.73% ........................         798,000            5/13/2002               797,540
Household Finance Corp., 1.84% .......................         834,000            5/01/2002               834,000
J.P. Morgan & Co., 1.78% .............................         548,000            5/07/2002               547,837
                                                                                                      -----------
Total Commercial Paper (Cost $6,225,010) ..................................................             6,225,010
                                                                                                      -----------
Total Investments (Cost $66,940,799) - 106.6% .............................................            67,442,894

Cash and Other Assets, Less Liabilities - (6.6%) ..........................................            (4,204,445)
                                                                                                      -----------
Net Assets - 100.0% .......................................................................           $63,238,449
                                                                                                      ===========

Federal Income Tax Information:

At April 30, 2002, the net unrealized appreciation of investments based on cost for federal income tax purposes of $67,098,302 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of
  value over tax cost .....................................................................           $ 1,680,377
Aggregate gross unrealized depreciation for all investments in which there is an excess of
  tax cost over value .....................................................................            (1,335,785)
                                                                                                      -----------
                                                                                                      $   344,592
                                                                                                      ===========

-----------------------------------------------------------------------------------------------------------------
*   Nonincome-producing securities.

**  A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2002.

+   Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at April 30, 2002 were $8,821,236 and $9,357,477 (14.80% of net assets), respectively.

(+) Security restricted as to public resale. At April 30, 2002, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at April 30,
    2002, was $723,076 and $11,671, respectively (0.02% of net assets).

#   Interest rates on these floating-rate bonds will reset annually or biannually based on the six-month London
    Interbank Offered Rate (LIBOR) plus 0.8125%.

##  Interest rates on this variable bond reset annually at predetermined rates until July 2003, at which point the interest rate will reset annually or biannually based on the six-month London Interbank Offered Rate (LIBOR)
    plus 0.8125%. Rate disclosed is the current rate at April 30, 2002.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

@   Security valued under consistently applied procedures established by the Trustees.

Futures contracts open at April 30, 2002, are as follows:
                                                                                                         UNREALIZED
                                            NUMBER OF         NOTIONAL             EXPIRATION          APPRECIATION
TYPE                                        CONTRACTS           COST                 MONTH            (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds Long                        4           $  400,000             June, 2002               $10,191
2-Year U.S. Treasury Notes Long                 7           $1,400,000             June, 2002                 4,982
5-Year U.S. Treasury Notes Short               (8)           $(800,000)            June, 2002                (1,786)
10-Year U.S. Treasury Notes Short              (3)           $(300,000)            June, 2002                (3,404)
                                                                                                            -------
                                                                                                            $ 9,983
                                                                                                            =======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
April 30, 2002

ASSETS
Investments, at value** (Cost $66,940,799) (Note 1) .............   $67,442,894
Collateral for securities on loan ...............................     4,966,399
Cash ............................................................           591
Receivable for securities sold ..................................     5,133,552
Interest receivable .............................................     1,089,964
Receivable for fund shares sold .................................       214,776
Receivable from Distributor (Note 3) ............................        33,017
Receivable for variation margin (Note 1) ........................           868
Other assets ....................................................        15,805
                                                                    -----------
                                                                     78,897,866
LIABILITIES
Payable for securities purchased ................................    10,259,423
Payable for collateral received on securities loaned ............     4,966,399
Payable for fund shares redeemed ................................       136,737
Accrued transfer agent and shareholder services
  (Note 2) ......................................................        41,743
Accrued management fee (Note 2) .................................        37,388
Accrued distribution and service fees (Note 5) ..................        30,104
Dividends payable ...............................................        23,569
Accrued administration fee (Note 2) .............................        10,174
Accrued trustees' fees (Note 2) .................................         7,684
Other accrued expenses ..........................................       146,196
                                                                    -----------
                                                                     15,659,417
                                                                    -----------
NET ASSETS                                                          $63,238,449
                                                                    ===========
Net Assets consist of:
  Distribution in excess of net investment income ...............   $  (115,517)
  Unrealized appreciation of investments ........................       502,095
  Unrealized appreciation of futures contracts ..................         9,983
  Accumulated net realized loss .................................   (21,350,518)
  Paid-in capital ...............................................    84,192,406
                                                                    -----------
                                                                    $63,238,449
                                                                    ===========
Net Asset Value and redemption price per share of Class A shares
  ($24,640,396 / 4,336,042 shares) ..............................         $5.68
                                                                          =====
Maximum Offering Price per share of Class A shares
  ($5.68 / 0.955) ...............................................         $5.95
                                                                          =====
Net Asset Value and offering price per share of
  Class B(1) shares ($9,776,746 / 1,728,681 shares)*                      $5.66
                                                                          =====
Net Asset Value and offering price per share of
  Class B shares ($17,289,060 / 3,054,246 shares)*                        $5.66
                                                                          =====
Net Asset Value and offering price per share of
  Class C shares ($2,370,238 / 418,746 shares)* .................         $5.66
                                                                          =====
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($9,162,009 / 1,613,697 shares) ...............................         $5.68
                                                                          =====
-------------------------------------------------------------------------------
 * Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
** Includes securities on loan valued at $4,776,749.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended April 30, 2002

INVESTMENT INCOME
Interest, net of foreign taxes of $84 (Note 1) ..................   $ 4,722,133
Dividends, net of foreign taxes of $67 ..........................           605
                                                                    -----------
                                                                      4,722,738
EXPENSES
Management fee (Note 2) .........................................       469,021
Transfer agent and shareholder services (Note 2) ................       175,333
Distribution and service fees - Class A (Note 5) ................        68,472
Distribution and service fees - Class B(1) (Note 5) .............        83,453
Distribution and service fees - Class B (Note 5) ................       189,210
Distribution and service fees - Class C (Note 5) ................        34,087
Reports to shareholders .........................................       154,935
Custodian fee ...................................................       152,340
Administration fee (Note 2) .....................................        80,843
Registration fees ...............................................        58,332
Audit fee .......................................................        29,600
Trustees' fees (Note 2) .........................................        10,453
Legal fees ......................................................           632
Miscellaneous ...................................................         3,312
                                                                    -----------
                                                                      1,510,023
Expenses borne by the Distributor (Note 3) ......................      (396,322)
Fees paid indirectly (Note 2) ...................................        (7,305)
                                                                    -----------
                                                                      1,106,396
                                                                    -----------
Net investment income ...........................................     3,616,342
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCY, FORWARD CONTRACTS AND FUTURES CONTRACTS
Net realized loss on investments (Notes 1 and 4) ................    (6,032,497)
Net realized gain on futures contracts (Note 1) .................       245,871
Net realized gain on forward contracts and foreign
  currency (Note 1) .............................................        16,620
                                                                    -----------
  Total net realized loss .......................................    (5,770,006)
                                                                    -----------
Change in unrealized appreciation of investments ................     6,703,065
Change in unrealized depreciation of forward contracts and
  foreign currency ..............................................       (34,731)
Change in unrealized appreciation of futures contracts ..........           411
                                                                    -----------
  Total change in unrealized appreciation .......................     6,668,745
                                                                    -----------
Net gain on investments, forward contracts, foreign
  currency and futures contracts ................................       898,739
                                                                    -----------
Net increase in net assets resulting from operations ............   $ 4,515,081
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED APRIL 30
                                                                   ------------------------------------
                                                                         2001                   2002
-------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations:
Net investment income .......................................      $  4,871,805           $  3,616,342
Net realized loss on investments,
  foreign currency, forward contracts and futures contracts .       (10,574,540)            (5,770,006)
Change in unrealized appreciation of investments, foreign
  currency, forward contracts and futures contracts .........         2,458,439              6,668,745
                                                                   ------------           ------------
Net increase (decrease) resulting from operations............        (3,244,296)             4,515,081
                                                                   ------------           ------------
Dividends from net investment income:
    Class A .................................................        (1,854,219)            (1,227,658)
    Class B(1) ..............................................          (504,046)              (393,000)
    Class B .................................................        (1,742,895)              (911,868)
    Class C .................................................          (423,099)              (167,884)
    Class S .................................................          (729,677)              (513,427)
                                                                   ------------           ------------
                                                                     (5,253,936)            (3,213,837)
                                                                   ------------           ------------
Net decrease from fund share transactions (Note 6) ..........       (11,233,083)            (1,609,759)
                                                                   ------------           ------------
Total decrease in net assets ................................       (19,731,315)              (308,515)
NET ASSETS
Beginning of year ...........................................        83,278,279             63,546,964
                                                                   ------------           ------------

End of year (including overdistributed net investment income
  of ($158,338) and ($115,517), respectively) ...............      $ 63,546,964           $ 63,238,449
                                                                   ============           ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
April 30, 2002

NOTE 1

State Street Research Strategic Income Fund (the "fund") is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds:
State Street Research Strategic Income Fund, State Street Research Legacy Fund, State Street Research Large-Cap Analyst Fund and State Street Research Concentrated Large-Cap Value Fund.

The investment objective of the fund is to provide high current income consistent with overall total return. In seeking to achieve its investment objective, the fund uses an asset allocation strategy, investing primarily in three major categories of fixed income securities: investment-grade, lower-quality and foreign securities.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees of 0.30% of average daily net assets. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain employee retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), the investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various dealerships among securities in determining value. If not valued by a pricing service, such secuities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Investments in the State Street Navigator Securities Lending Prime Portfolio are valued at the closing net asset value per share of the State Street Navigator Securities Lending Prime Portfolio on the day of valuation. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount/premium earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. All discounts/premiums are accreted/amortized for financial reporting purposes (see "Changes in Accounting Principle" note). The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $3,139,512 as ordinary income dividends and $250,238 as return of capital.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for market discount, foreign currency transactions, paydown gains and losses, wash sale deferrals and premium amortization on fixed income securities.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At April 30, 2002, the fund had a capital loss carryforward of $19,903,552 available, to the extent provided in regulations, to offset future capital gains, if any, of which $3,347,001, $5,252,309, and $11,304,242 expire on April 30, 2008, April 30, 2009 and April
30, 2010.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000 through April 30, 2001, the fund incurred net capital losses of $7,428,145 and has deferred and treated such losses as arising in the fiscal year ended April 30, 2002. From November 1, 2001 through April 30, 2002, the fund incurred net capital losses of approximately $1,395,000 and intends to defer and treat such losses as arising in the fiscal year ended April 30, 2003.

F. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At April 30, 2002, the value of the securities loaned and the value of collateral were $4,776,749 and $4,966,399 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended April 30, 2002, income from securities lending amounted to $22,519 and is included in interest income.

I. FUTURES CONTRACTS
The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to each fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise in changes from the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

J. CHANGE IN ACCOUNTING PRINCIPLE
Effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on all fixed income securities. The cumulative effect of this accounting change had no impact on the fund's total net assets, but resulted in a $143,821 reduction in cost of securities and a $143,821 decrease in undistributed net investment income, based on securities held by the fund on May 1, 2001.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $185,543, decrease net unrealized appreciation by $28,304 and decrease net realized losses by $213,847. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended April 30, 2002, the fees pursuant to such agreement amounted to $469,021.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), the investment manager subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended April 30, 2002, the amount of such expenses was $62,779.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the year ended April 30, 2002, the fund's transfer agent fees were reduced by $7,305 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $10,453 during the year ended April 30, 2002.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended April 30, 2002, the amount of such expenses was $80,843.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended April 30, 2002, the amount of such expenses assumed by the Distributor and its affiliates was $396,322.

NOTE 4

For the year ended April 30, 2002, purchases and sales of securities, exclusive of short-term obligations, aggregated $101,974,580 and $99,854,172, (including $49,820,684 and $52,257,548 of U.S. government securities), respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended April 30, 2002, fees pursuant to such plans amounted to $68,472, $83,453, $189,210 and $34,087 for Class A, Class B(1), Class B and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of April 30, 2002, there were $227,231, $142,931, and $753,326 for Class A, Class B, Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc. earned initial sales charges aggregating $16,080 and $35,104, respectively, on sales of Class A shares of the fund during the year ended April 30, 2002, and that MetLife Securities, Inc. earned commissions aggregating $47,435 on sales of Class B(1) shares, and that the Distributor collected contingent deferred sales charges aggregating $27,590, $43,232 and $253 on redemptions of Class B(1), Class B and Class C shares, respectively, during the year.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, at $0.001 par value per share. At April 30, 2002, MetLife owned 835,085 Class A shares, 72,359 Class B(1) shares and 1,176,759 Class S shares of the fund.

These transactions break down by share class as follows:

                                                          YEARS ENDED APRIL 30
                                 ---------------------------------------------------------------------
                                                2001                                2002
                                 ---------------------------------  ----------------------------------
CLASS A                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................       2,489,799       $ 14,715,761        2,854,040       $ 16,061,289
Issued upon reinvestment of
  dividends from net investment
  income ......................         186,946          1,096,313          135,312            757,398
Shares redeemed ...............      (3,236,562)       (19,181,469)      (2,608,740)       (14,672,041)
                                     ----------       ------------       ----------       ------------
Net increase (decrease) .......        (559,817)     ($  3,369,395)         380,612       $  2,146,646
                                     ==========       ============       ==========       ============

CLASS B(1)                           SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................         432,389       $  2,531,918          612,191       $  3,431,227
Issued upon reinvestment of
  dividends from net investment
  income ......................          63,071            368,202           48,043            268,791
Shares redeemed ...............        (325,024)        (1,901,120)        (273,612)        (1,531,637)
                                     ----------       ------------       ----------       ------------
Net increase ..................         170,436       $    999,000          386,622       $  2,168,381
                                     ==========       ============       ==========       ============

CLASS B                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................         213,814       $  1,245,344          206,900       $  1,161,400
Issued upon reinvestment of
  dividends from net investment
  income ......................         186,808          1,094,168          108,465            604,804
Shares redeemed ...............      (1,513,217)        (8,896,998)      (1,025,228)        (5,735,211)
                                     ----------       ------------       ----------       ------------
Net decrease ..................      (1,112,595)     ($  6,557,486)        (709,863)     ($  3,969,007)
                                     ==========       ============       ==========       ============

CLASS C                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................         114,171       $    660,027           36,589         $  204,898
Issued upon reinvestment of
  dividends from net investment
  income ......................          44,495            260,850           10,875             60,284
Shares redeemed ...............        (625,811)        (3,681,603)        (426,055)        (2,382,390)
                                     ----------       ------------       ----------       ------------
Net decrease ..................        (467,145)     ($  2,760,726)        (378,591)     ($  2,117,208)
                                     ==========       ============       ==========       ============

CLASS S                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................          79,089       $    482,687           46,576       $    260,594
Issued upon reinvestment of
  dividends from net investment
  income ......................          29,298            171,484           23,589            131,460
Shares redeemed ...............         (33,472)          (198,647)         (41,002)          (230,625)
                                     ----------       ------------       ----------       ------------
Net increase ..................          74,915       $    455,524           29,163       $    161,429
                                     ==========       ============       ==========       ============

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                       CLASS A
                                                   -----------------------------------------------------------------------------
                                                                                 YEARS ENDED APRIL 30
                                                   -----------------------------------------------------------------------------
                                                     1998(a)          1999(a)          2000(a)          2001(a)         2002(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                7.06             7.33             6.88             6.25             5.56
                                                      ----             ----             ----             ----             ----
  Net investment income ($)*                          0.55             0.52             0.47             0.42             0.34
  Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($)               0.38            (0.30)           (0.62)           (0.67)            0.08
                                                      ----             ----             ----             ----             ----
TOTAL FROM INVESTMENT OPERATIONS ($)                  0.93             0.22            (0.15)           (0.25)            0.42
                                                      ----             ----             ----             ----             ----
  Dividends from net investment income ($)           (0.55)           (0.56)           (0.48)           (0.44)           (0.30)
  Distributions from capital gains ($)               (0.11)           (0.11)              --               --               --
                                                      ----             ----             ----             ----             ----
TOTAL DISTRIBUTIONS ($)                              (0.66)           (0.67)           (0.48)           (0.44)           (0.30)
                                                      ----             ----             ----             ----             ----
NET ASSET VALUE, END OF YEAR ($)                      7.33             6.88             6.25             5.56             5.68
                                                      ====             ====             ====             ====             ====
Total return(b) (%)                                  13.70             3.10            (2.16)           (4.01)            7.82

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)             41,348           36,227           28,234           22,001           24,640
Expense ratio (%)*                                    1.35             1.36             1.59             1.92             1.48
Expense ratio after expense reductions (%)*           1.35             1.35             1.58             1.90             1.47
Ratio of net investment income to average net
  assets (%)*                                         7.51             7.36             7.30             7.07             6.08
Portfolio turnover rate (%)                         179.82           169.92           164.29           132.15           163.93
*Reflects voluntary reduction of expenses of
  these amounts (Note 3) (%)                          0.11             0.08               --               --             0.64

                                                                                         CLASS B(1)
                                                           ---------------------------------------------------------------------
                                                                                    YEARS ENDED APRIL 30
                                                           ---------------------------------------------------------------------
                                                               1999(a)(c)         2000(a)           2001(a)          2002(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                           6.91              6.87              6.23              5.54
                                                                 ----              ----              ----              ----
  Net investment income ($)*                                     0.12              0.43              0.37              0.30
  Net realized and unrealized gain (loss) on investments,
    foreign currency, forward contracts and
    futures contracts ($)                                        0.00             (0.64)            (0.66)             0.09
                                                                 ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)                             0.12             (0.21)            (0.29)             0.39
                                                                 ----              ----              ----              ----
  Dividends from net investment income ($)                      (0.16)            (0.43)            (0.40)            (0.27)
                                                                 ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                                         (0.16)            (0.43)            (0.40)            (0.27)
                                                                 ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                                 6.87              6.23              5.54              5.66
                                                                 ====              ====              ====              ====
Total return(b) (%)                                              1.71 (d)         (3.04)            (4.69)             7.16
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         3,726             7,303             7,439             9,777
Expense ratio (%)*                                               2.11 (e)          2.34              2.62              2.18
Expense ratio after expense reductions (%)*                      2.10 (e)          2.33              2.60              2.17
Ratio of net investment income to average net assets (%)*        6.54 (e)          6.60              6.36              5.38
Portfolio turnover rate (%)                                    169.92            164.29            132.15            163.93
* Reflects voluntary reduction of expenses of these
  amounts (Note 3) (%)                                           0.08 (e)            --                --              0.65
--------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
(c) January 1, 1999 (commencement of share class) to April 30, 1999.
(d) Not annualized.
(e) Annualized.
(f) Effective May 1, 2001, the fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing premium on all fixed income securities. The effect of this change for the year ended April 30, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.30%. The financial highlights for periods prior to May
    1, 2001, have not been restated for this change in policy.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      CLASS B
                                                 -------------------------------------------------------------------------------
                                                                                YEARS ENDED APRIL 30
                                                 -------------------------------------------------------------------------------
                                                   1998(a)          1999(a)          2000(a)           2001(a)         2002(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              7.05             7.31             6.87              6.24              5.55
                                                   -----             ----             ----              ----              ----
  Net investment income ($)*                        0.49             0.47             0.43              0.38              0.30
  Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($)             0.38            (0.30)           (0.63)            (0.67)             0.08
                                                   -----             ----             ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.87             0.17            (0.20)            (0.29)             0.38
                                                   -----             ----             ----              ----              ----
  Dividends from net investment income ($)         (0.50)           (0.50)           (0.43)            (0.40)            (0.27)
  Distributions from capital gains ($)             (0.11)           (0.11)              --                --                --
                                                   -----             ----             ----              ----              ----
TOTAL DISTRIBUTIONS ($)                            (0.61)           (0.61)           (0.43)            (0.40)            (0.27)
                                                   -----             ----             ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                    7.31             6.87             6.24              5.55              5.66
                                                   =====             ====             ====              ====              ====
Total return(b) (%)                                12.74             2.49            (2.89)            (4.67)             6.96

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           37,432           44,110           30,417            20,877            17,289
Expense ratio (%)*                                  2.10             2.11             2.34              2.62              2.18
Expense ratio after expense reductions (%)*         2.10             2.10             2.33              2.60              2.17
Ratio of net investment income to average net
  assets (%)*                                       6.77             6.63             6.54              6.39              5.38
Portfolio turnover rate (%)                       179.82           169.92           164.29            132.15            163.93
* Reflects voluntary reduction of expenses of
  these amounts (Note 3) (%)                        0.11             0.08               --                --              0.62

                                                                                      CLASS C
                                                 -------------------------------------------------------------------------------
                                                                                YEARS ENDED APRIL 30
                                                 -------------------------------------------------------------------------------
                                                   1998(a)          1999(a)          2000(a)           2001(a)         2002(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              7.05             7.31             6.87              6.24              5.55
                                                   -----             ----            -----             -----              ----
  Net investment income ($)*                        0.49             0.46             0.43              0.38              0.31
  Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($)             0.38            (0.29)           (0.63)            (0.67)             0.07
                                                   -----             ----            -----             -----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.87             0.17            (0.20)            (0.29)             0.38
                                                   -----             ----            -----             -----              ----
  Dividends from net investment income ($)         (0.50)           (0.50)           (0.43)            (0.40)            (0.27)
  Distributions from capital gains ($)             (0.11)           (0.11)              --                --                --
                                                   -----             ----            -----             -----              ----
TOTAL DISTRIBUTIONS ($)                            (0.61)           (0.61)           (0.43)            (0.40)            (0.27)
                                                   -----             ----            -----             -----              ----
NET ASSET VALUE, END OF YEAR ($)                    7.31             6.87             6.24              5.55              5.66
                                                   =====             ====             ====              ====              ====
Total return(b) (%)                                12.74             2.49            (2.89)            (4.67)             6.96

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($ thousands)           13,243           15,949            7,887             4,422             2,370

Expense ratio (%)*                                  2.10             2.11             2.34              2.62              2.18

Expense ratio after expense reductions (%)*         2.10             2.10             2.33              2.60              2.17

Ratio of net investment income to average net
  assets (%)*                                       6.77             6.62             6.52              6.42              5.39

Portfolio turnover rate (%)                       179.82           169.92           164.29            132.15            163.93

*Reflects voluntary reduction of expenses of
  these amounts (Note 3) (%)                        0.11             0.08               --                --              0.61
--------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
(c) January 1, 1999 (commencement of share class) to April 30, 1999.
(d) Not annualized.
(e) Annualized.
(f) Effective May 1, 2001, the fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing premium on all fixed income securities. The effect of this change for the year ended April 30, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.30%. The financial highlights for periods prior to May
    1, 2001, have not been restated for this change in policy.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                      CLASS S
                                                 -------------------------------------------------------------------------------
                                                                                YEARS ENDED APRIL 30
                                                 -------------------------------------------------------------------------------
                                                       1998(a)          1999(a)         2000(a)          2001(a)        2002(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              7.06             7.33             6.89              6.25              5.56
                                                    ----             ----             ----              ----              ----
  Net investment income ($)*                        0.57             0.54             0.49              0.43              0.36
  Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($)             0.38            (0.30)           (0.63)            (0.66)             0.08
                                                    ----             ----             ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.95             0.24            (0.14)            (0.23)             0.44
                                                    ----             ----             ----              ----              ----
  Dividends from net investment income ($)         (0.57)           (0.57)           (0.50)            (0.46)            (0.32)
  Distributions from capital gains ($)             (0.11)           (0.11)              --                --                --
                                                    ----             ----             ----              ----              ----
TOTAL DISTRIBUTIONS ($)                            (0.68)           (0.68)           (0.50)            (0.46)            (0.32)
                                                    ----             ----             ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                    7.33             6.89             6.25              5.56              5.68
                                                    ====             ====             ====              ====              ====
Total return(b) (%)                                13.99             3.51            (2.06)            (3.72)             8.12

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           11,675           11,679            9,437             8,808             9,162
Expense ratio (%)*                                  1.10             1.11             1.34              1.62              1.18
Expense ratio after expense reductions (%)*         1.10             1.10             1.33              1.60              1.17
Ratio of net investment income to average net
  assets (%)*                                       7.74             7.62             7.55              7.37              6.38
Portfolio turnover rate (%)                       179.82           169.92           164.29            132.15            163.93
* Reflects voluntary reduction of expenses of
  these amounts (Note 3) (%)                        0.11             0.08               --                --              0.64
--------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
(c) January 1, 1999 (commencement of share class) to April 30, 1999.
(d) Not annualized.
(e) Annualized.
(f) Effective May 1, 2001, the fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing premium on all fixed income securities. The effect of this change for the year ended April 30, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.30%. The financial highlights for periods prior to May
    1, 2001, have not been restated for this change in policy.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH SECURITIES TRUST
AND SHAREHOLDERS OF STATE STREET RESEARCH STRATEGIC INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in the net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Strategic Income Fund (a series of State Street Research Securities Trust, hereafter referred to as the "Trust") at April 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2002

STATE STREET RESEARCH STRATEGIC INCOME FUND
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

Class A shares of State Street Research Strategic Income Fund returned 7.82% for the 12 months ended April 30, 2002 [does not reflect sales charge.] That was substantially higher than the Lipper Multi-Sector Income Funds Average, which returned 5.11%. The fund slightly underperformed the Lehman Brothers Aggregate Bond Index, which returned 7.84% for the same period.

A positive environment worked in the fund's favor. During the 12-month period the Federal Reserve lowered short-term rates seven times, from 4.5% to 1.75%-- the lowest level in 50 years. Meanwhile, the U.S. Treasury halted the issuance of 30-year Treasury bonds, while mortgage refinancing provided the catalyst for strong consumer spending. These factors, combined with a weak economy and lower inflation, created a tail wind for the bond market.

Over the course of the year, the sector with the most outstanding performance was emerging markets debt. As the economy began to strengthen, our investment in high-yield securities also did well. We increased our stake in both sectors during the period.

The worst-performing sector for the fund was foreign government bonds, which were hurt by currency exposure to the euro. We eliminated the fund's 10% holding in that area during the 12 months.

April 30, 2002

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. Treasury, agency, and corporate bond issues, and mortgage-backed securities. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper Multi-Sector Income Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows you how well the fund has done compared to competing funds.

                                                                 LIFE OF FUND
                                         1 YEAR      5 YEARS    (SINCE 8/30/96)
-------------------------------------------------------------------------------
Class A
Cumulative Total Return
  (does not reflect sales charge)         7.82%       18.70%         25.35%
Cumulative Total Return
  (at maximum applicable sales charge)    2.97%       13.36%         19.71%
Average Annual Total Return
  (at maximum applicable sales charge)    2.97%        2.54%          3.22%
-------------------------------------------------------------------------------
Class B(1)
Cumulative Total Return
  (does not reflect sales charge)         7.16%       14.42%         20.09%
Cumulative Total Return
  (at maximum applicable sales charge)    2.16%       12.81%         19.28%
Average Annual Total Return
  (at maximum applicable sales charge)    2.16%        2.44%          3.16%
-------------------------------------------------------------------------------
Class B
Cumulative Total Return
  (does not reflect sales charge)         6.96%       14.41%         20.08%
Cumulative Total Return
  (at maximum applicable sales charge)    1.96%       12.80%         20.08%
Average Annual Total Return
  (at maximum applicable sales charge)    1.96%        2.44%          3.28%
-------------------------------------------------------------------------------
Class C
Cumulative Total Return
  (does not reflect sales charge)         6.96%       14.41%         20.08%
Cumulative Total Return
  (at maximum applicable sales charge)    5.96%       14.41%         20.08%
Average Annual Total Return
  (at maximum applicable sales charge)    5.96%        2.73%          3.28%
-------------------------------------------------------------------------------
Class S
Cumulative Total Return
  (does not reflect sales charge)         8.12%       20.29%         27.23%
Cumulative Total Return
  (at maximum applicable sales charge)    8.12%       20.29%         27.23%
Average Annual Total Return
  (at maximum applicable sales charge)    8.12%        3.76%          4.34%
-------------------------------------------------------------------------------

                          CHANGE IN VALUE OF $10,000
              BASED ON THE LEHMAN BROTHERS AGGREGATE BOND INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                      INVESTED IN STRATEGIC INCOME FUND

CLASS A SHARES
                                                    Lehman Brothers
                                 Strategic             Aggregate
                                Income Fund            Bond Index
            "8/96"                $ 9,550               $10,000
            "4/97"                 10,085                10,577
            "4/98"                 11,466                11,731
            "4/99"                 11,822                12,467
            "4/00"                 11,567                12,624
            "4/01"                 11,102                14,188
            "4/02"                 11,971                15,300

CLASSB(1) SHARES
                                                    Lehman Brothers
                                 Strategic             Aggregate
                                Income Fund            Bond Index
            "8/96"                 10,000               $10,000
            "4/97"                 10,496                10,577
            "4/98"                 11,832                11,731
            "4/99"                 12,127                12,467
            "4/00"                 11,759                12,624
            "4/01"                 11,207                14,188
            "4/02"                 11,928                15,300

CLASS B SHARES
                                                    Lehman Brothers
                                 Strategic             Aggregate
                                Income Fund            Bond Index
            "8/96"                 10,000               $10,000
            "4/97"                 10,496                10,577
            "4/98"                 11,832                11,731
            "4/99"                 12,127                12,467
            "4/00"                 11,777                12,624
            "4/01"                 11,227                14,188
            "4/02"                 12,008                15,300

CLASS C SHARES
                                                    Lehman Brothers
                                 Strategic             Aggregate
                                Income Fund            Bond Index
            "8/96"                 10,000               $10,000
            "4/97"                 10,496                10,577
            "4/98"                 11,832                11,731
            "4/99"                 12,127                12,467
            "4/00"                 11,777                12,624
            "4/01"                 11,227                14,188
            "4/02"                 12,008                15,300

CLASS S SHARES
                                                    Lehman Brothers
                                 Strategic             Aggregate
                                Income Fund            Bond Index
            "8/96"                 10,000               $10,000
            "4/97"                 10,576                10,577
            "4/98"                 12,056                11,731
            "4/99"                 12,479                12,467
            "4/00"                 12,222                12,624
            "4/01"                 11,767                14,188
            "4/02"                 12,723                15,300

---- Strategic Income Fund

==== Lehman Brothers Aggregate Bond Index

STATE STREET RESEARCH SECURITIES TRUST

                                                                                                NUMBER OF
                                                                                                  FUNDS
                                     TERM OF                                                      IN FUND
                                     OFFICE                                                       COMPLEX
                      POSITION(s)  AND LENGTH                                                   OVERSEEN BY
NAME, ADDRESS AND        HELD       OF TIME                                                       TRUSTEE/     OTHER DIRECTORSHIPS
AGE(a)                 WITH FUND   SERVED(b)    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS        OFFICER(c)  HELD BY TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since   Retired; formerly, Chairman of the Board, Chief       28    Ceridian Corporation
(56)                                 1999    Executive Officer and President, PictureTel
                                             Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
STEVE A. GARBAN         Trustee      Since   Retired; formerly, Senior Vice President for          48    Metropolitan Series Fund,
(64)                                 1997    Finance and Operations and Treasurer, The                   Inc.(d)
                                             Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since   Retired; formerly, Executive Vice President, Chief    48    The Clorox Company;
(70)                                 1994    Operating Officer and Director, Hewlett-Packard             KLA-Tencor Corporation;
                                             Company (computer manufacturer)                             BEA Systems, Inc.;
                                                                                                         Cepheid; Pharsight
                                                                                                         Corporation; and
                                                                                                         Metropolitan Series Fund,
                                                                                                         Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since   Dean, School of Business and Public Management,       28    None
(57)                                 1999    George Washington University; formerly, a member of
                                             the Board of Governors of the Federal Reserve
                                             System; and Chairman and Commissioner of the
                                             Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since   President, Founders Investments Ltd. (investments);   48    A.P. PHARMA, Inc.; and
(63)                                 1994    formerly, President, The Glen Ellen Company                 Metropolitan Series Fund,
                                             (private investment firm)                                   Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since   Jay W. Forrester Professor of Management, Sloan       48    Metropolitan Series Fund,
MORTON                               1994    School of Management, Massachusetts Institute of            Inc.(d)
(64)                                         Technology
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee      Since   Attorney; formerly, Partner, Dechert (law firm)       28    SEI Investments Funds
(71)                                 2002                                                                (consisting of 104
                                                                                                         portfolios); The
                                                                                                         Massachusetts Health &
                                                                                                         Education Tax-Exempt Trust
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

RICHARD S. DAVIS(E)     Trustee      Since   Chairman of the Board, President and Chief            28    None
(56)                                 2000    Executive Officer of State Street Research &
                                             Management Company; formerly, Senior Vice
                                             President, Fixed Income Investments, Metropolitan
                                             Life Insurance Company; and Managing Director, J.P.
                                             Morgan Investment Management
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

MAUREEN G. DEPP          Vice        Since   Managing Director of State Street Research &           9    None
(48)                   President     2000    Management Company; formerly, Senior Vice President
                                             and Vice President, State Street Research &
                                             Management Company; and analyst, Wellington
                                             Management
------------------------------------------------------------------------------------------------------------------------------------
DONALD G. DEVEUVE        Vice        Since   Senior Vice President of State Street Research &      11    None
(45)                   President     2001    Management Company; formerly, Vice President, State
                                             Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
ROSALINA FELICIANO       Vice        Since   Senior Vice President of State Street Research &      11    None
(38)                   President     2001    Management Company; formerly, Vice President, State
                                             Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
JOHN H. KALLIS           Vice        Since   Senior Vice President of State Street Research &      12    None
(61)                   President     1994    Management Company
------------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since   Managing Director, Chief Financial Officer and        28    None
(47)                   President     2001    Director of State Street Research & Management
                                             Company; formerly, Executive Vice President, State
                                             Street Research & Management Company; and Senior
                                             Vice President, Product and Financial Management,
                                             MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
MARK A. MARINELLA        Vice        Since   Managing Director of State Street Research &          17    None
(44)                   President     2001    Management Company; formerly, Executive Vice
                                             President and Senior Vice President, State Street
                                             Research & Management Company; and principal and
                                             senior portfolio manager, STW Fixed Income
                                             Management Ltd.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. WEISS           Vice        Since   Managing Director and Director of State Street        26    None
(55)                   President     1997    Research & Management Company; formerly, Executive
                                             Vice President and Senior Vice President, State
                                             Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
ELIZABETH MCCOMBS        Vice        Since   Managing Director of State Street Research &           9    None
WESTVOLD               President     1996    Management Company; formerly, Senior Vice
(42)                                         President, State Street Research & Management
                                             Company
------------------------------------------------------------------------------------------------------------------------------------
KENNARD                  Vice        Since   Senior Vice President of State Street Research &      16    None
WOODWORTH, JR.         President     1997    Management Company
(63)
------------------------------------------------------------------------------------------------------------------------------------
PETER ZUGER              Vice        Since   Managing Director of State Street Research &           7    None
(53)                   President     2001    Management Company; formerly, Senior Vice
                                             President, State Street Research & Management
                                             Company; and portfolio manager and Vice President,
                                             American Century Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since   Senior Vice President and Treasurer of State Street   28    None
(45)                                 2001    Research & Management Company; formerly, Vice
                                             President and Assistant Treasurer, State Street
                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since   Managing Director, General Counsel and Secretary of   28    None
III                                  1995    State Street Research & Management Company;
(46)                                         formerly, Executive Vice President, State Street
                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

(e) Mr. Davis is an "interested person" of the Trust under the 1940 Act by reason of his affiliation with the Investment Manager as noted.

STATE STREET RESEARCH STRATEGIC INCOME FUND                ------------------
One Financial Center                                            PRSRT STD
Boston, MA 02111-2690                                             AUTO
                                                            U.S. POSTAGE PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20
                                                           ------------------

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

Visit us on the INTERNET at:
     www.ssrfunds.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
     Hearing-impaired: 1-800-676-7876
     Chinese- and Spanish-speaking: 1-888-638-3193

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] State Street Research



(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Strategic Income Fund prospectus.

When used after June 30, 2002, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0603)SSR-LD                                    SI-1889-0602

[LOGO] STATE STREET RESEARCH

Legacy Fund
--------------------------------------------------------------------------------
                         Semiannual Report to Shareholders
                         April 30, 2002

In This Report   Investment Update

                                    [GRAPHIC]

                         plus
                            A Review of Fund Performance,
                            Key Facts and Financial Statements

--------------------------------------------------------------------------------

   Contents

2  6 Month Review
   A look at the fund and its market
   environment over the past 6 months

4  The Fund in Detail
   Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

>From the Chairman

Investors
Have Welcomed
a recovering economy by boosting stock prices, both in the U.S. and abroad, from the lows reached after the events of September 11. Bond markets have also been cheered by relatively low inflation and a growing economy. Yet many portfolios are below their all-time highs and market volatility gives no indication of easing.

[PHOTO]
Richard S. Davis

In this environment, we believe it's important to feel comfortable with your investments for the long-term potential they offer. If you have questions after you read this report on fund performance, consider talking to your financial adviser about the role the fund plays in your portfolio. Your adviser can help you put current performance in historical perspective.

As always, thank you for choosing State Street Research funds.

Sincerely,

/s/ Richard S. Davis


Richard S. Davis
Chairman
April 30, 2002

[GRAPHIC]
6 Month Review

                           How State Street Research
                             Legacy Fund Performed

State Street Research Legacy Fund returned 2.77% for the six-month period ended April 30, 2002.(1) That was slightly better than the S&P 500 Index, which returned 2.31% for the same period.(2)

Reasons for the Fund's Performance

Although the economy rebounded faster than we anticipated, the stock market's performance did not live up to our expectations. In spite of the market's lackluster performance, our commitment to cyclically sensitive sectors, such as producer durables and consumer discretionary, helped the fund do slightly better than the S&P 500 Index. Good stock selection in healthcare and an underweight in utilities also helped results. Our best performers included discount retailer Target, growth conglomerate Danaher and financial services giant American Express.

An underweight stake in industrial materials hurt results, as this sector performed well with the economic rebound. Our investments in selected technology stocks also detracted from performance because the market has been unwilling to anticipate any improvement in that sector's business prospects.

Looking Ahead

Going forward, we expect the accelerated economic rebound to continue. As a result, we have positioned the portfolio for economic growth and expect stock selection to drive performance. We continue to favor technology, consumer discretionary, and healthcare stocks for their long-term growth potential. |_|

Class A Shares(1)

      2.77% [UP ARROW]

"We continue to
favor technology,
consumer
discretionary and
healthcare stocks.

[PHOTO]
Kennard "Pete"
Woodworth
Portfolio Manager,
State Street Research
Legacy Fund

S&P 500 Index(2)

     2.31% [UP ARROW]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Legacy Fund

[GRAPHIC] The Fund at a Glance as of 4/30/02

State Street Research Legacy Fund: A tax-managed approach to investing in stocks for long-term growth.

Hits & Misses

[GRAPHIC]

Target

Our investment in this discount chain retailer, which operates more than 1,300 stores, exceeded our expectations. We took some profits but continue to hold a position in the stock.

[GRAPHIC]

Coca-Cola

The management of soft-drink giant Coca-Cola has been slow to revitalize sales growth. As a result, we eliminated our position.

Total Net Assets: $327 million

Top 10 Holdings

     Issuer/Security          % of fund assets

 1   Total Fina                           6.1%

 2   Johnson & Johnson                    6.1%

 3   Amgen                                5.3%

 4   Home Depot                           4.6%

 5   Citigroup                            4.5%

 6   Danaher                              4.4%

 7   ACE Limited                          4.1%

 8   Caterpillar                          4.1%

 9   American Express                     4.0%

 10  St. Jude Medical                     3.8%

     Total                               47.0%

See page 7 for more detail.

Performance: Class A

Fund average annual total return as of 4/30/02(3, 5) (does not reflect sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        -14.47%          -6.25%           4.07%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           -14.47%          -6.25%           2.65%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -8.81%          -4.93%           2.14%
--------------------------------------------------------------------------------

Fund average annual total return as of 3/31/02(3,4,5) (at maximum applicable sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes         -7.22%          -4.92%           4.22%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions            -7.22%          -4.92%           4.21%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -4.40%          -3.89%           3.42%
--------------------------------------------------------------------------------

See page 17 for all share classes.

Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

October 31, 2001                        April 30, 2002

Drugs &                                 Drugs &
Biotechnology       17.9%               Biotechnology       17.8%
Miscellaneous                           Miscellaneous
Financial           12.3%               Financial           11.6%
Retail               7.7%               Retail              10.6%
Oil: Integrated                         Oil: Integrated
International        6.6%               International        6.1%
Multi-Sector                            Computer
Companies            5.4%               Software             4.4%

Ticker Symbols
State Street Research Legacy Fund

Class A: SRLAX Class B(1): SRLPX Class B: SRLBX Class C: SRLCX Class S: SRLSX*

--------------------------------------------------------------------------------

(1)  Does not reflect sales charge.

(2) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4)  Performance reflects a maximum 5.75% Class A front-end sales charge.

(5) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Distributions and Sale of Fund Shares for a period may be greater than or equal to Returns After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

*    Proposed

[GRAPHIC]
The Fund in Detail

                                                                       [GRAPHIC]

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the six months leading up to the report date and give a summary of operations on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 5 to 16 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks, and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


4  State Street Research Legacy Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Legacy Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Securities Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

     o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

     o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

     o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

     o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests at least 65% of its total assets in stocks and convertible securities of mid- and large-size companies. The fund employs a tax-managed strategy, generally seeking to identify stocks with long-term growth potential and holding them for extended periods.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00%. Class B shares pay annual service and distribution fees of 0.71%. Class B(1) and Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

     o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

     o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing ^pbid and asked quotations.

     o Securities maturing within sixty days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

     o    Interest - The fund accrues interest daily as it earns it.

     o    Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The difference is primarily due to differing treatments for wash sale deferrals. The fund distributes its earnings on the following schedule:

     o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

     o Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

     o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

     o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


6  State Street Research Legacy Fund

Portfolio Holdings
--------------------------------------------------------------------------------
April 30, 2002 (unaudited)

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*    Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

     Issuer                                            Shares          Value
     ---------------------------------------------------------------------------

     Common Stocks  99.6% of net assets

     Consumer Discretionary  15.1% of net assets
     ---------------------------------------------------------------------------
     Communications, Media & Entertainment 4.3%
     USA Networks Inc.*                               117,200         $3,505,452
     Viacom Inc. Cl. B*                               222,981         10,502,405
                                                                  --------------
                                                                      14,007,857
                                                                  --------------

     Retail 10.8%
(4)  Home Depot Inc.                                  326,450         15,137,487
     Kohl's Corp.*                                    128,400          9,463,080
     Target Corp.                                     249,400         10,886,310
                                                                  --------------
                                                                      35,486,877
                                                                  --------------
     Total Consumer Discretionary                                     49,494,734
                                                                  --------------

     Consumer Staples  9.0% of net assets
     ---------------------------------------------------------------------------

     Beverages 2.9%
     PepsiCo Inc.                                     180,000          9,342,000
                                                                  --------------

     Foods 3.0%
     Kraft Foods Inc. Cl. A                           242,300          9,943,992
                                                                  --------------

     Household Products 3.1%
     Procter & Gamble Co.                             112,000         10,109,120
                                                                  --------------
     Total Consumer Staples                                           29,395,112
                                                                  --------------

     Financial Services  19.1% of net assets
     ---------------------------------------------------------------------------

     Banks & Savings & Loan 2.4%
     Bank of New York Company, Inc.                   218,700          8,002,233
                                                                  --------------

     Financial Data Processing Services & Systems 1.0%
     Concord EFS Inc.*                                100,000          3,162,390
                                                                  --------------

     Insurance 4.1%
(7)  ACE Limited                                      307,400         13,378,048
                                                                  --------------

     Miscellaneous Financial 11.6%
(9)  American Express Co.                             318,500         13,061,685
(5)  Citigroup, Inc.                                  338,966         14,677,228
     Federal National Mortgage Association            127,500         10,063,575
                                                                  --------------
                                                                      37,802,488
                                                                  --------------
     Total Financial Services                                         62,345,159
                                                                  --------------

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
April 30, 2002

     Issuer                                          Shares         Value
     ------------------------------------------------------------------------

     Healthcare  21.6% of net assets
     ------------------------------------------------------------------------

     Drugs & Biotechnology 17.8%
(3)  Amgen Inc.*                                    330,200       $17,460,976
(2)  Johnson & Johnson                              311,500        19,892,390
     Pfizer Inc.                                    301,200        10,948,620
     Pharmacia Corp.                                238,600         9,837,478
                                                                -------------
                                                                   58,139,464
                                                                -------------

     Hospital Supply 3.8%
(10) St. Jude Medical  Inc.*                        150,000        12,481,500
                                                                -------------
     Total Healthcare                                              70,620,964
                                                                -------------

     Integrated Oils  6.1% of net assets
     ------------------------------------------------------------------------

     Integrated International 6.1%
(1)  Total Fina SA#                                 263,000        19,911,730
                                                                -------------
     Total Integrated Oils                                         19,911,730
                                                                -------------

     Other  3.6% of net assets
     ------------------------------------------------------------------------

     Multi-Sector 3.6%
     General Electric Co.                           378,900        11,954,295
                                                                -------------
     Total Other                                                   11,954,295
                                                                -------------

     Producer Durables  9.8% of net assets
     ------------------------------------------------------------------------

     Machinery 4.1%
(8)  Caterpillar Inc.                               243,600        13,305,432
                                                                -------------

     Miscellaneous Equipment 4.4%
(6)  Danaher Corp.                                  199,800        14,301,684
                                                                -------------

     Production Technology Equipment 1.3%
     Novellus Systems Inc.*                          92,500         4,384,500
                                                                -------------
     Total Producer Durables                                       31,991,616
                                                                -------------

     Technology  13.0% of net assets
     ------------------------------------------------------------------------

     Communications Technology 2.9%
     Cisco Systems Inc.*                            468,600        $6,864,990
     Qualcomm Inc.*                                  90,000         2,714,400
                                                                -------------
                                                                    9,579,390
                                                                -------------

     Computer Software 4.4%
     Microsoft Corp.*                               216,800        11,329,968
     Veritas Software Co.*                          105,600         2,992,704
                                                                -------------
                                                                   14,322,672
                                                                -------------

     Computer Technology 3.3%
     Emulex Corp.*                                   60,000         1,739,400
     IBM Corp.                                      109,300         9,154,968
                                                                -------------
                                                                   10,894,368
                                                                -------------

     Electronics: Semiconductors/Components 2.4%
     Analog Devices Inc.*                           208,400         7,702,464
                                                                -------------
     Total Technology                                              42,498,894
                                                                -------------

     Utilities  2.3% of net assets
     ------------------------------------------------------------------------

     Telecommunications 2.3%
     SBC Communications Inc.                        243,900         7,575,534
                                                                -------------
     Total Utilities                                                7,575,534
                                                                -------------

     Total Common Stocks                                          325,788,038(1)
                                                                -------------

                                                  Amount of
                                                  Principal
     ------------------------------------------------------------------------

     Commercial Paper  0.1% of net assets

     American Express Credit Corp.
       1.77%, 5/02/2002                            $220,000           219,989(2)
                                                                -------------

--------------------------------------------------------------------------------
(1) The fund paid a total of $313,732,702 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) The fund paid a total of $219,989 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


8  State Street Research Legacy Fund

                                                % of
                                             Net Assets              Value
--------------------------------------------------------------------------------

Summary of Portfolio Assets

Total Investments                               99.7%            $326,008,027(1)
Cash and Other Assets, Less Liabilities          0.3%               1,014,419
                                               -----             ------------
Net Assets                                     100.0%            $327,022,446
                                               =====             ============

--------------------------------------------------------------------------------
(1) The fund paid a total of $313,952,691 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information

At April 30, 2002, the net unrealized appreciation of investments based on cost for federal income tax purposes of $313,952,691 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over tax
cost                                                               $43,285,278

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost over
value                                                              (31,229,942)
                                                                   -----------
                                                                   $12,055,336
                                                                   ===========
--------------------------------------------------------------------------------

At October 31, 2001, the fund had a capital loss carryforward of $47,312,609 available, to the extent provided in regulations, to offset future capital gains, if any, of which $353,559, $2,301,316, $15,859,209 and $28,798,525 expire on October 31, 2006, 2007, 2008 and 2009, respectively.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 2002 (unaudited)

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value*                                         $326,008,027(1)
Collateral for securities on loan                                 9,727,667
Cash                                                                 84,327
Receivable for securities sold                                    3,422,517
Dividends and interest receivable                                   334,992
Receivable for fund shares sold                                     205,659
Other assets                                                         89,690
                                                               ------------
                                                                339,872,879

Liabilities

Payable for collateral received on securities loaned              9,727,667
Payable for fund shares redeemed                                  2,137,788
Accrued transfer agent and shareholder services                     236,359
Accrued distribution and service fees                               222,906
Accrued management fee                                              194,986
Accrued trustees' fees                                               16,508
Accrued administration fee                                           11,593
Other accrued expenses                                              302,626
                                                               ------------
                                                                 12,850,433
                                                               ------------

Net Assets                                                     $327,022,446
                                                               ============

Net Assets consist of:
  Unrealized appreciation of investments                        $12,055,336
  Accumulated net realized loss                                 (70,923,839)
  Paid-in capital                                               385,890,949
                                                               ------------
                                                               $327,022,446(2)
                                                               ============

* Includes securities on loan valued at $9,613,053

--------------------------------------------------------------------------------
(1) The fund paid a total of $313,952,691 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2)                Net Asset Value (NAV) of Each Share Class
Except where noted, the NAV is the offering and the redemption price for each class.

Class     Net Assets    /   Number of Shares   =   NAV
  A       $99,817,384           8,404,498         $11.88*
  B(1)   $124,065,397          10,788,557         $11.50**
  B       $56,564,438           4,875,531         $11.60**
  C       $41,343,614           3,594,125         $11.50**
  S        $5,231,613             432,893         $12.09

*    Maximum offering price per share = $12.60 ($11.88 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


10  State Street Research Legacy Fund

Statement of Operations
--------------------------------------------------------------------------------
For the six months ended April 30, 2002 (unaudited)

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                $1,450,383(1)
Interest                                                           63,237(2)
                                                             ------------
                                                                1,513,620

Expenses

Management fee                                                  1,130,237(3)
Transfer agent and shareholder services                           478,023(4)
Reports to shareholders                                           192,738
Distribution and service fees - Class A                           158,060(5)
Distribution and service fees - Class B(1)                        653,340(5)
Distribution and service fees - Class B                           218,438(5)
Distribution and service fees - Class C                           224,495(5)
Custodian fee                                                      63,345
Registration fees                                                  24,912
Administration fee                                                 39,741(6)
Audit fee                                                          14,268
Legal fees                                                         13,777
Trustees' fees                                                     12,234(7)
Amortization of organization costs                                  5,714(8)
Miscellaneous                                                      19,050
                                                             ------------
                                                                3,248,372
Fees paid indirectly                                              (18,412)(9)
                                                             ------------
                                                                3,229,960
                                                             ------------
Net investment loss                                            (1,716,340)
                                                             ------------

Realized and Unrealized Loss
on Investments

Net realized loss on investments                              (23,273,736)(10)
Change in unrealized appreciation
  of investments                                               34,826,640
                                                             ------------
Net gain on investments                                        11,552,904
                                                             ------------
Net increase in net assets resulting
  from operations                                              $9,836,564
                                                             ============

--------------------------------------------------------------------------------
(1)  The fund paid foreign taxes of $11,626.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Includes $20,310 in income from the lending of portfolio securities. As of the report date, the fund had a total of $9,613,053 of securities out on loan and was holding a total of $9,727,667 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3)  The management fee is 0.65% of fund net assets, annually.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(4) Includes a total of $197,769 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratio as the transfer agent costs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of April 30, 2002, there were $192,400, $82,693 and $1,406,843 for Class A, Class B and
     Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(8) Organization costs were capitalized and are being amortized straight-line over five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(9)  Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(10) The fund sold $93,451,850 worth of securities. During this same period, the fund also bought $69,066,790 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                              Six months ended
                                              Year ended       April 30, 2002
                                           October 31, 2001     (unaudited)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                           ($3,610,393)       ($1,716,340)
Net realized loss on investments              (28,798,524)       (23,273,736)
Change in unrealized appreciation
  (depreciation) of investments              (125,903,330)        34,826,640
                                           ---------------------------------
Net increase (decrease) resulting
  from operations                            (158,312,247)         9,836,564
                                           ---------------------------------
Net decrease from fund share
  transactions                                (20,347,367)       (30,182,565)(1)
                                           ---------------------------------
Total decrease in net assets                 (178,659,614)       (20,346,001)
                                           ---------------------------------

Net Assets

Beginning of period                           526,028,061        347,368,447
                                           ---------------------------------
End of period                                $347,368,447       $327,022,446
                                           =================================

The text and notes are an integral part of the financial statements.


12  State Street Research Legacy Fund

--------------------------------------------------------------------------------
(1) These transactions break down by share class as follows:

                                                                                     Six months ended
                                                     Year ended                       April 30, 2002
                                                  October 31, 2001                     (unaudited)
                                            -----------------------------------------------------------------
Class A                                         Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                  3,943,723       $55,562,537           983,070       $12,125,177*

 Shares redeemed                             (4,236,007)      (57,942,291)       (1,555,987)      (19,161,940)
                                            -----------------------------------------------------------------
 Net decrease                                  (292,284)      ($2,379,754)         (572,917)      ($7,036,763)
                                            =================================================================

Class B(1)                                      Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                  2,164,552       $30,226,541           570,539        $6,845,307**

 Shares redeemed                             (2,159,936)      (27,849,894)       (1,310,673)      (15,624,624)***
                                            -----------------------------------------------------------------
 Net increase (decrease)                          4,616        $2,376,647          (740,134)      ($8,779,317)
                                            =================================================================

Class B                                         Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                    216,752        $2,985,869            48,559          $591,917

 Shares redeemed                             (1,296,420)      (16,990,935)         (675,585)       (8,132,438)***
                                            -----------------------------------------------------------------
 Net decrease                                (1,079,668)     ($14,005,066)         (627,026)      ($7,540,521)
                                            =================================================================

Class C                                         Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                    894,075       $12,474,703           285,344        $3,437,960

 Shares redeemed                             (1,472,030)      (18,985,066)         (858,465)      (10,269,706)****
                                            -----------------------------------------------------------------
 Net decrease                                  (577,955)      ($6,510,363)         (573,121)      ($6,831,746)
                                            =================================================================

Class S                                         Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                    269,827        $3,977,238            19,292          $239,239

 Shares redeemed                               (266,619)       (3,806,069)          (18,732)         (233,457)
                                            -----------------------------------------------------------------
 Net increase                                     3,208          $171,169               560            $5,782
                                            =================================================================

     The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share. MetLife owned 50,026 Class A shares, 11,799 Class B shares, 18,440 Class C shares and 200,886 Class S shares of the fund.

* At April 30, 2002, sales charges collected by the distributor and MetLife were $6,293 and $27,704

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $54,323 for Class B(1) were paid by the distributor, not the fund.

*** Includes $196,200 and $103,094 in deferred sales charges collected by the distributor for Class B(1) and Class B.

**** Includes $2,591 in deferred sales charges collected by the distributor.

--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance.

                                                                                  Class A
                                      ==============================================================================================
                                           Years ended April 30                                                     Six months ended
                                      ------------------------------      Six months ended         Year ended        April 30, 2002
Per-Share Data                        1998(a)(f)  1999(a)    2000(a)   October 31, 2000(a)(g)  October 31, 2001(a)   (unaudited)(a)
====================================================================================================================================
 Net asset value, beginning of
 period ($)                             10.00      11.66      14.42            15.99                  16.39               11.56
                                        -----      -----      -----            -----                  -----               -----
  Net investment income (loss) ($)*      0.00      (0.02)     (0.05)           (0.04)                 (0.05)              (0.03)
  Net realized and unrealized gain
  (loss) on investments ($)              1.66       2.79       1.62             0.44                  (4.78)               0.35
                                        -----      -----      -----            -----                  -----               -----
 Total from investment operations
 ($)                                     1.66       2.77       1.57             0.40                  (4.83)               0.32
                                        -----      -----      -----            -----                  -----               -----
  Distribution from capital gains
  ($)                                      --      (0.01)        --               --                     --                  --
                                        -----      -----      -----            -----                  -----               -----
 Total distributions ($)                   --      (0.01)        --               --                     --                  --
                                        -----      -----      -----            -----                  -----               -----
 Net asset value, end of period ($)     11.66      14.42      15.99            16.39                  11.56               11.88
                                        =====      =====      =====            =====                  =====               =====
 Total return (%)(b)                    16.60(d)   23.73      10.89             2.50(d)              (29.47)               2.77(d)

Ratios/Supplemental Data
====================================================================================================================================
 Net assets at end of period ($
 thousands)                            11,984     58,642    143,037          151,920                103,774              99,817
 Expense ratio (%)*                      1.25(e)    1.20       1.22             1.34(e)                1.35                1.45(e)
 Expense ratio after expense
 reductions (%)*                         1.25(e)    1.19       1.21             1.34(e)                1.33                1.44(e)
 Ratio of net investment income
 (loss) to average net assets (%)*       0.01(e)   (0.14)     (0.34)           (0.54)(e)              (0.39)              (0.56)(e)
 Portfolio turnover rate (%)             6.44      42.09      33.23            11.07                  21.61               19.90
 *Reflects voluntary reduction of
 expenses of these amounts (%)           1.28(e)    0.03         --               --                     --                  --

                                                                                      Class B(1)
                                                ====================================================================================
                                                Years ended April 30                                                Six months ended
                                                --------------------      Six months ended         Year ended        April 30, 2002
Per-Share Data                                   1999(a)(c)  2000(a)   October 31, 2000(a)(g)  October 31, 2001(a)   (unaudited)(a)
====================================================================================================================================
 Net asset value, beginning of
 period ($)                                        13.08      14.28            15.71                  16.04               11.23
                                                   -----      -----            -----                  -----               -----
  Net investment loss ($)                          (0.04)     (0.17)           (0.10)                 (0.15)              (0.07)
  Net realized and unrealized gain
  (loss) on investments ($)                         1.24       1.60             0.43                  (4.66)               0.34
                                                   -----      -----            -----                  -----               -----
 Total from investment operations
 ($)                                                1.20       1.43             0.33                  (4.81)               0.27
                                                   -----      -----            -----                  -----               -----
 Net asset value, end of period ($)                14.28      15.71            16.04                  11.23               11.50
                                                   =====      =====            =====                  =====               =====
 Total return (%)(b)                                9.17(d)   10.01             2.10(d)              (29.99)               2.40 (d)

Ratios/Supplemental Data
====================================================================================================================================
 Net assets at end of period ($
 thousands)                                       24,454    153,359          184,818                129,464             124,065
 Expense ratio (%)                                  1.88(e)    1.97             2.04(e)                2.05                2.15 (e)
 Expense ratio after expense
 reductions (%)                                     1.87(e)    1.96             2.04(e)                2.03                2.14 (e)
 Ratio of net investment loss to
 average net assets (%)                            (1.00)(e)  (1.13)           (1.25)(e)              (1.09)              (1.27) (e)
 Portfolio turnover rate (%)                       42.09      33.23            11.07                  21.61               19.90
 *Reflects voluntary reduction of
 expenses of these amounts (%)                      0.03(e)      --               --                     --                  --

The text and notes are an integral part of the financial statements.


14  State Street Research Legacy Fund

                                                                                  Class B
                                      ==============================================================================================
                                           Years ended April 30                                                     Six months ended
                                      ------------------------------      Six months ended         Year ended        April 30, 2002
Per-Share Data                        1998(a)(f)  1999(a)    2000(a)   October 31, 2000(a)(g)  October 31, 2001(a)   (unaudited)(a)
====================================================================================================================================
 Net asset value, beginning of
 period ($)                             10.00      11.64      14.28            15.74                  16.11               11.31
                                        -----      -----      -----            -----                  -----               -----
  Net investment loss ($)*              (0.03)     (0.11)     (0.12)           (0.07)                 (0.11)              (0.06)
  Net realized and unrealized gain
  (loss) on investments ($)              1.67       2.76       1.58             0.44                  (4.69)               0.35
                                        -----      -----      -----            -----                  -----               -----
 Total from investment operations
 ($)                                     1.64       2.65       1.46             0.37                  (4.80)               0.29
                                        -----      -----      -----            -----                  -----               -----
  Distribution from capital gains
  ($)                                      --      (0.01)        --               --                     --                  --
                                        -----      -----      -----            -----                  -----               -----
 Total distributions ($)                   --      (0.01)        --               --                     --                  --
                                        -----      -----      -----            -----                  -----               -----
 Net asset value, end of period ($)     11.64      14.28      15.74            16.11                  11.31               11.60
                                        =====      =====      =====            =====                  =====               =====
 Total return (%)(b)                    16.40(d)   22.74      10.22             2.35 (d)             (29.80)               2.56(d)

Ratios/Supplemental Data
====================================================================================================================================
 Net assets at end of period ($
 thousands)                            19,688     88,383    109,135          106,027                 62,244              56,564
 Expense ratio (%)*                      2.00(e)    1.95       1.77             1.69(e)                1.76                1.86(e)
 Expense ratio after expense
 reductions (%)*                         2.00(e)    1.94       1.76             1.69(e)                1.74                1.85(e)
 Ratio of net investment loss to
 average net assets (%)*                (0.76)(e)  (0.89)     (0.87)           (0.89)(e)              (0.80)              (0.98)(e)
 Portfolio turnover rate (%)             6.44      42.09      33.23            11.07                  21.61               19.90
 *Reflects voluntary reduction of
 expenses of these amounts (%)           1.28(e)    0.03         --               --                     --                  --

                                                                                  Class C
                                      ==============================================================================================
                                           Years ended April 30                                                     Six months ended
                                      ------------------------------      Six months ended         Year ended        April 30, 2002
Per-Share Data                        1998(a)(f)  1999(a)    2000(a)   October 31, 2000(a)(g)  October 31, 2001(a)   (unaudited)(a)
====================================================================================================================================
 Net asset value, beginning of
 period ($)                             10.00      11.63      14.28            15.71                  16.05               11.23
                                        -----      -----      -----            -----                  -----               -----
  Net investment loss ($)*              (0.03)     (0.11)     (0.16)           (0.10)                 (0.15)              (0.07)
  Net realized and unrealized gain
  (loss) on investments ($)              1.66       2.77       1.59             0.44                  (4.67)               0.34
                                        -----      -----      -----            -----                  -----               -----
 Total from investment operations
 ($)                                     1.63       2.66       1.43             0.34                  (4.82)               0.27
                                        -----      -----      -----            -----                  -----               -----
  Distribution from capital gains
  ($)                                      --      (0.01)        --               --                     --                  --
                                        -----      -----      -----            -----                  -----               -----
 Total distributions ($)                   --      (0.01)        --               --                     --                  --
                                        -----      -----      -----            -----                  -----               -----
 Net asset value, end of period ($)     11.63      14.28      15.71            16.05                  11.23               11.50
                                        =====      =====      =====            =====                  =====               =====
 Total return (%)(b)                    16.30(d)   22.85      10.01             2.16(d)              (30.03)               2.40(d)

Ratios/Supplemental Data
====================================================================================================================================
 Net assets at end of period ($
 thousands)                             4,977     26,399     69,061           76,137                 46,809              41,344
 Expense ratio (%)*                      2.00(e)    1.95       1.97             2.04(e)                2.05                2.15(e)
 Expense ratio after expense
 reductions (%)*                         2.00(e)    1.94       1.96             2.04(e)                2.03                2.14(e)
 Ratio of net investment loss to
 average net assets (%)*                (0.69)(e)  (0.90)     (1.10)           (1.24)(e)              (1.08)              (1.27)(e)
 Portfolio turnover rate (%)             6.44      42.09      33.23            11.07                  21.61               19.90
 *Reflects voluntary reduction of
 expenses of these amounts (%)           1.28(e)    0.03         --               --                     --                  --

(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charges.
(c)  January 1, 1999 (commencement of share class), to April 30, 1999.
(d)  Not annualized.
(e)  Annualized.
(f)  December 31, 1997 (commencement of operations), to April 30, 1998.
(g) Effective August 2, 2000, the fiscal year-end of the fund changed from April 30 to October 31.

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                  Class S
                                      ==============================================================================================
                                           Years ended April 30                                                     Six months ended
                                      ------------------------------      Six months ended         Year ended        April 30, 2002
Per-Share Data                        1998(a)(f)  1999(a)    2000(a)   October 31, 2000(a)(g)  October 31, 2001(a)   (unaudited)(a)
====================================================================================================================================
 Net asset value, beginning of
 period ($)                             10.00      11.68      14.48            16.09                  16.61               11.74
                                        -----      -----      -----            -----                  -----               -----
  Net investment income (loss) ($)*      0.03       0.02      (0.00)           (0.02)                 (0.01)              (0.02)
  Net realized and unrealized gain
  (loss) on investments ($)              1.65       2.79       1.61             0.54                  (4.86)               0.37
                                        -----      -----      -----            -----                  -----               -----
 Total from investment operations
 ($)                                     1.68       2.81       1.61             0.52                  (4.87)               0.35
                                        -----      -----      -----            -----                  -----               -----
  Distribution from capital gains
  ($)                                      --      (0.01)        --               --                     --                  --
                                        -----      -----      -----            -----                  -----               -----
 Total distributions ($)                   --      (0.01)        --               --                     --                  --
                                        -----      -----      -----            -----                  -----               -----
 Net asset value, end of period ($)     11.68      14.48      16.09            16.61                  11.74               12.09
                                        =====      =====      =====            =====                  =====               =====
 Total return (%)(b)                    16.80(d)   24.04      11.12             3.23(d)              (29.32)               2.98(d)

Ratios/Supplemental Data
====================================================================================================================================
 Net assets at end of period ($
 thousands)                             4,127      6,367      8,097            7,126                  5,077               5,232
 Expense ratio (%)*                      1.00(e)    0.95       0.97             1.04(e)                1.05                1.15(e)
 Expense ratio after expense
 reductions (%)*                         1.00(e)    0.94       0.96             1.04(e)                1.03                1.14(e)
 Ratio of net investment income
 (loss) to average net assets (%)*       0.60(e)    0.16      (0.06)           (0.24)(e)              (0.09)              (0.26)(e)
 Portfolio turnover rate (%)             6.44      42.09      33.23            11.07                  21.61               19.90
 *Reflects voluntary reduction of
 expenses of these amounts (%)           1.28(e)    0.03         --               --                     --                  --

(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charges.
(c)  January 1, 1999 (commencement of share class), to April 30, 1999.
(d)  Not annualized.
(e)  Annualized.
(f)  December 31, 1997 (commencement of operations), to April 30, 1998.
(g) Effective August 2, 2000, the fiscal year-end of the fund changed from April 30 to October 31.

The text and notes are an integral part of the financial statements.


16  State Street Research Legacy Fund

The Fund at a Glance (continued from page 3)

Performance Class B(1)

Fund average annual total return as of 4/30/02(1, 3)
(does not reflect sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        -15.07%          -6.96%           3.29%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           -15.07%          -6.96%           3.29%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -9.18%          -5.48%           2.66%
--------------------------------------------------------------------------------

Fund average annual total return as of 3/31/02(1, 2, 3)
(at maximum applicable sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes         -7.12%          -4.70%           4.50%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions            -7.12%          -4.70%           4.49%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -4.34%          -3.72%           3.65%
--------------------------------------------------------------------------------

Performance Class B

Fund average annual total return as of 4/30/02(1, 3)
(does not reflect sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        -14.83%          -6.69%           3.50%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           -14.83%          -6.69%           3.49%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -9.03%          -5.27%           2.83%
--------------------------------------------------------------------------------

Fund average annual total return as of 3/31/02(1, 2, 3)
(at maximum applicable sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes         -6.88%          -4.44%           4.70%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions            -6.88%          -4.44%           4.70%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -4.19%          -3.52%           3.81%
--------------------------------------------------------------------------------

Performance Class C

Fund average annual total return as of 4/30/02(1, 3)
(does not reflect sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        -15.13%          -6.96%           3.29%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           -15.13%          -6.96%           3.29%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -9.21%          -5.48%           2.66%
--------------------------------------------------------------------------------

Fund average annual total return as of 3/31/02(1, 2, 3)
(at maximum applicable sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes         -3.29%          -3.73%            4.90%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions            -3.29%          -3.73%            4.90%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -2.00%          -2.96%            3.98%
--------------------------------------------------------------------------------

Performance Class S

Fund average annual total return as of 4/30/02(1, 3. 4)
(does not reflect sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        -14.19%          -5.84%           4.49%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           -14.19%          -5.83%           4.49%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -8.64%          -4.61%           3.64%
--------------------------------------------------------------------------------

Fund average annual total return as of 3/31/02(1, 2, 3, 4)
(at maximum applicable sales charge)

                                                          Life of Fund
                            1 Year         3 Years         (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes         -1.30%          -2.56%           6.11%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions            -1.30%          -2.56%           6.11%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         -0.79%          -2.03%           4.98%
--------------------------------------------------------------------------------

(1) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.

(2) Performance reflects a maximum 5.75% Class A front-end sales charge or 5% Class B or Class B(1) share or 1% Class C share contingent deferred sales charge where applicable.

(3) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Distributions and Sale of Fund Shares for a period may be greater than or equal to Returns After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

(4) Class S shares offered without sales charge are only available to certain employee benefit plans and through special programs.

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
pMassachusetts Institute of Technology

James M. Storey
Attorney; formerly, Partner, Dechert

Glossary

12b-1 fees - Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

Average shares method - The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

Nasdaq - The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

New York Stock Exchange - The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

Principal Amount - With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value."

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INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

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[COMPUTER]  E-mail
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OverView
---------------------------------------
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and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com

State Street Research
FYI
--------------------------------------------------------------------------------
[COMPUTER]

State Street Research introduces electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

---------------------------
           [LOGO]
           DALBAR
        MUTUAL FUND
       SERVICE AWARD
            2001
---------------------------
 for Excellence in Service

(1)   Aurora Fund is closed to new investors.

(2)   Formerly Strategic Growth & Income Fund

(3) An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Legacy Fund prospectus. When used after June 30, 2002, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                   AGGRESSIVE

                                  EQUITY FUNDS
                                  ------------

                             Global Resources Fund
                              Health Sciences Fund
                              Emerging Growth Fund
                              Mid-Cap Growth Fund
                        Concentrated International Fund
                            Concentrated Growth Fund
                             Large-Cap Growth Fund
                                 Aurora Fund(1)
                               Mid-Cap Value Fund
                              Large-Cap Value Fund
                           International Equity Fund
                             Large-Cap Analyst Fund
                                Investment Trust
                                  Legacy Fund
                            Asset Allocation Fund(2)

                               FIXED INCOME FUNDS
                               ------------------

                                High Income Fund
                             Strategic Income Fund
                                Tax-Exempt Fund
                             Government Income Fund
                              Money Market Fund(3)

                                  CONSERVATIVE

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp0603)SSR-LD                                      LF-1237-0602

--------------------------------------------------------------------------------
                             STATE STREET RESEARCH
--------------------------------------------------------------------------------
                        CONCENTRATED LARGE-CAP VALUE FUND
                        ---------------------------------

                         ANNUAL REPORT
                         April 30, 2002

                         --------------------------------
                                 WHAT'S INSIDE
                         --------------------------------

                         FROM THE CHAIRMAN

                         America's Economy
                         Continues to Recover

                         PORTFOLIO MANAGER'S REVIEW

                         A Challenging Year for
                         Large-Cap Value Stocks

                         FUND INFORMATION

                         Facts and Figures

                         PLUS, COMPLETE PORTFOLIO HOLDINGS
                         AND FINANCIAL STATEMENTS



                                                              [dalbar logo]

                                                                  DALBAR
                                                                MUTUAL FUND
                                                               SERVICE AWARD
                                                                   2001


                                                               For Excellence
                                                                 in Service

[LOGO] STATE STREET RESEARCH

FROM THE CHAIRMAN


[Photo of Richard S. Davis]


DEAR SHAREHOLDER:

The U.S. economy reported a single quarter of negative growth during the 12-month period ended April 30, 2002. Whether or not it actually qualified as a recession, which is typically defined as two consecutive quarters of negative growth, was not as important as the fact that the rebound was faster and far stronger than was anticipated. As a result, the Federal Reserve Board announced that it had shifted its stance on monetary policy to neutral, an indication that it had finished cutting short-term interest rates and that the next move was likely upward.

Consumers continued to spend right through the slowdown, which helped account for its brevity. Spending on autos and housing remained strong, and retail sales surged sharply in the last months of the period. On the business side, the recovery has not been as robust. Most industries have managed to reduce their inventories and are beginning to fill new orders. However, the outlook for corporate profits is only cautiously optimistic, as first quarter earnings reports were a mix of positive results and disappointments.

STOCKS
The U.S. stock market regained much of the ground it lost as a result of the events of September 11, but it ended the 12-month period -12.62% as measured by the S&P 500 Index.(1) Although technology stocks staged a strong comeback in the fourth quarter of 2001, the technology-heavy Nasdaq returned -20.23% over the period. Value stocks generally outperformed growth stocks, and small- and mid-cap value stocks were stronger than large-cap value stocks. The Russell 2000(R) Value Index, a measure of small-cap value stock performance, returned 22.43% for the 12-month period.(1)

BONDS
The bond market outperformed the broad stock market indexes for the 12-month period, but returns slowed in the final months of the period as long-term interest rates edged higher. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 7.84%.(1) Mortgage bonds were the strongest performers as the pace of refinancings slowed. The Merrill Lynch Mortgage Master Index rose 8.38% for the 12-month period.(1)

INTERNATIONAL
Foreign markets were lackluster as economic weakness in the U.S. translated into economic slowdown around the world. Some parts of Asia have bucked the tide. However, Japan continues to struggle with recession and internal problems associated with its banking industry. Japan's weight in the MSCI EAFE Index, a common measure of stock market performance in developed economies, helped drag performance of that index down to -13.88% for the 12-month period.(1)

LOOKING AHEAD
Although the past 12 months will be forever remembered for the tragic events that took place on September 11, and the men and women who lost their lives, it has also been inspiring to witness the courage and strength with which our nation has responded to these challenging times. Now, more than ever, we believe it is important to stay with your investment plan. At State Street Research we continue to look for opportunities that can do well in the current environment. You can count on our research to set us apart.

(1) The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Value Index contains those stocks within the complete Russell 2000(R) Index (a small-company index) that show below-average growth. The Russell 1000(R) Value Index contains those stocks within the complete Russell 1000(R) Index (a large-company index) that show below-average growth. The Lehman Brothers Aggregate Bond Index includes fixed- rate debt issues rated investment-grade or higher. The Merrill Lynch Mortgage Master Index is comprised of fixed-rate, coupon-bearing pools of mortgage pass-through securities that have various maturities. The MSCI(R) EAFE Index is comprised of stocks from Europe, Australasia and the Far East. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(3) Performance reflects a maximum 5.75% Class A share front-end sales charge.


    Sincerely,
/S/ Richard S. Davis

    Richard Davis
    Chairman
    April 30, 2002

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended April 30, 2002, except as otherwise noted)
-------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON DECEMBER 15, 2000
(Class A shares, at maximum applicable sales charge)(2)(3)

                "12/00"                    $ 9,430
                "04/01"                     10,650
                "04/02"                      9,457

            CUMULATIVE TOTAL RETURN as of 4/30/02
            (at maximum applicable sales charge)(2)(3)
            ----------------------------------------------
                            LIFE OF FUND
                          (SINCE 12/15/00)          1 YEAR
            ----------------------------------------------
            Class A            -5.43%              -16.34%
            ----------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN as of 3/31/02
            (at maximum applicable sales charge)(2)(3)
            ----------------------------------------------
                            LIFE OF FUND
                          (since 12/15/00)         1 YEAR
            ----------------------------------------------
            Class A            2.46%               -2.20%
            ----------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN as of 4/30/02
            (does not reflect sales charge)(2)
            ----------------------------------------------
                            LIFE OF FUND
                          (since 12/15/00)         1 YEAR
            ----------------------------------------------
            Class A            0.25%               -11.24%
            ----------------------------------------------
            Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Concentrated Large-Cap Value: A Challenging Year for Large-Cap Value Stocks and for the Fund

[Photo of Peter Zuger]
    Peter Zuger



We spoke with Peter Zuger, portfolio manager of State Street Research Concentrated Large-Cap Value Fund, about the fund's performance for the year ended April 30, 2002, and his outlook for the period ahead.

Q:  HOW DID THE FUND PERFORM LAST YEAR?

A: It was a difficult year for large-company value stocks and also for State Street Research Concentrated Large-Cap Value Fund. Class A shares returned -11.24% for the 12 months ended April 30, 2002 [does not reflect sales charge].(2) That was significantly less than the Russell 1000 Value Index, which returned -3.91% for the same period.(1)

Q:  WHAT ACCOUNTED FOR THE FUND'S WEAK PERFORMANCE?

A: Several unexpected events, particularly the terrorist attacks of September 11, contributed to a weak economic and market environment during the past year. Although low interest rates supported consumer demand and sustained the economy somewhat, technology capital spending declined sharply and the financial markets were highly volatile. The increased volatility worked against the fund's concentrated strategy because the lack of diversification resulted in a greater sensitivity to the market's declines.

Q:  WHAT WERE THE FUND'S DISAPPOINTMENTS?

A: Our investments in the consumer discretionary and telecommunications utility sectors had a particularly harmful effect on returns. The fund's consumer discretionary holdings were concentrated in media stocks, which declined as a result of falling advertising revenues. The telecommunications utilities have been hurt by weak demand and intensely competitive pricing, particularly in the long-distance markets. In this sector, we eliminated our positions in Worldcom and Qwest Communications because we felt that their long-term growth prospects had deteriorated. Although our technology investments made positive contributions to performance for most of the year, they hurt returns near the end of the period.

Q:  WHAT INVESTMENTS HELPED THE FUND'S PERFORMANCE DURING THE YEAR?

A: Two of our best-performing securities were in the insurance sector. XL Capital and ACE Limited, Bermuda- based property and casualty companies, appreciated in price as a result of investor confidence in positive pricing trends in the property and casualty market. The fund also benefited from its energy investments as energy prices have appreciated over the past year. California-based electric utility Edison International was financially distressed as a result of the state's power crisis last year. As lower energy prices helped end the crisis and Edison's financial situation improved, the stock enjoyed a strong recovery.

Q:  WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

A: We expect the modest recovery in business activity to continue. As a result, we are maintaining our investments in higher-risk, higher-reward common stocks. We believe that these companies offer the most attractive opportunities at current prices, and we think that they have the potential to benefit in an improving market environment. We continue to favor the consumer discretionary, healthcare and technology sectors because we believe that companies in these sectors are inexpensive relative to their long-term growth prospects.

April 30, 2002


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS
(by percentage of net assets)

             1 J.P. MORGAN CHASE                        3.9%
             2 WELLS FARGO                              3.8%
             3 ALLEGHENY TECHNOLOGIES                   3.8%
             4 PHARMACIA                                3.8%
             5 COMPAQ                                   3.7%
             6 ACE LIMITED                              3.6%
             7 GENERAL MOTORS                           3.6%
             8 CITIGROUP                                3.6%
             9 CENDANT                                  3.6%
            10 FLEETBOSTON FINANCIAL                    3.5%

These securities represent an aggregate of 36.9% of the portfolio. Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

TOP 5 INDUSTRIES
(by percentage of net assets)

            BANKS & SAVINGS & LOAN                     14.6%
            DRUGS & BIOCHEMESTRY                       10.1%
            COMMUNICATIONS, MEDIA & ENTERTAINMENT      10.0%
            COMPUTER TECHNOLOGY                         7.0%
            MISCELLANEOUS FINANCIAL                     6.8%

            Total: 48.5%

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND
------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------
April 30, 2002

------------------------------------------------------------------------------------------------------
                                                                                              VALUE
                                                                           SHARES            (NOTE 1)
------------------------------------------------------------------------------------------------------
COMMON STOCKS 104.4%
AUTOMOBILES & TRANSPORTATION 5.9%
AIR TRANSPORT 2.8%
AMR Corp.* ..........................................................       1,600           $   34,352
                                                                                            ----------
AUTOMOTIVE PARTS 3.1%
Magna International, Inc. Cl. A .....................................         500               36,945
                                                                                            ----------
Total Automobiles & Transportation ..................................                           71,297
                                                                                            ----------
CONSUMER DISCRETIONARY 20.2%
COMMERCIAL SERVICES 3.6%
Cendant Corp.* ......................................................       2,400               43,176
                                                                                            ----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 10.0%
AOL Time Warner Inc.* ...............................................       2,000               38,040
General Motors Corp. Cl. H* .........................................       2,900               43,442
Liberty Media Corp. Cl. A* ..........................................       3,600               38,520
                                                                                            ----------
                                                                                               120,002
                                                                                            ----------
RESTAURANTS 3.3%
McDonald's Corp. ....................................................       1,400               39,760
                                                                                            ----------
RETAIL 3.3%
Federated Department Stores Inc.* ...................................       1,000               39,730
                                                                                            ----------
Total Consumer Discretionary ........................................                          242,668
                                                                                            ----------
FINANCIAL SERVICES 28.2%
BANKS & SAVINGS & LOAN 14.6%
FleetBoston Financial Corp. .........................................       1,200               42,360
J.P. Morgan Chase & Co. .............................................       1,340               47,034
US Bancorp ..........................................................       1,700               40,290
Wells Fargo & Co. ...................................................         900               46,035
                                                                                            ----------
                                                                                               175,719
                                                                                            ----------
INSURANCE 6.8%
ACE Limited .........................................................       1,000               43,520
XL Capital Ltd. Cl. A ...............................................         400               37,740
                                                                                            ----------
                                                                                                81,260
                                                                                            ----------
MISCELLANEOUS FINANCIAL 6.8%
Citigroup, Inc. .....................................................       1,000               43,300
Morgan Stanley Dean Witter & Co. ....................................         800               38,176
                                                                                            ----------
                                                                                                81,476
                                                                                            ----------
Total Financial Services ............................................                          338,455
                                                                                            ----------
HEALTHCARE 10.1%
DRUGS & BIOTECHNOLOGY 10.1%
Pharmacia Corp. .....................................................       1,100               45,353
Ribapharm Inc.* .....................................................       3,700               38,110
Schering-Plough Corp. ...............................................       1,400               38,220
                                                                                            ----------
Total Healthcare ....................................................                          121,683
                                                                                            ----------
INTEGRATED OILS 3.4%
INTEGRATED INTERNATIONAL 3.4%
BP PLC ADR ..........................................................         800               40,640
                                                                                            ----------
Total Integrated Oils ...............................................                           40,640
                                                                                            ----------
MATERIALS & PROCESSING 10.0%
CHEMICALS 3.1%
Rohm & Haas Co. .....................................................       1,000            $  37,110
                                                                                            ----------
PAPER & FOREST PRODUCTS 3.1%
International Paper Co. .............................................         900               37,287
                                                                                            ----------
STEEL 3.8%
Allegheny Technologies Inc. .........................................       2,700               45,576
                                                                                            ----------
Total Materials & Processing ........................................                          119,973
                                                                                            ----------
OTHER 6.4%
MULTI-SECTOR 6.4%
SPX Corp.* ..........................................................         300               40,395
Tyco International Ltd. .............................................       2,000               36,900
                                                                                            ----------
Total Other .........................................................                           77,295
                                                                                            ----------
TECHNOLOGY 16.9%
COMMUNICATIONS TECHNOLOGY 3.5%
Motorola Inc. .......................................................       2,700               41,580
                                                                                            ----------
COMPUTER TECHNOLOGY 7.0%
Compaq Computer Corp. ...............................................       4,400               44,660
Sun Microsystems Inc.* ..............................................       4,900               40,082
                                                                                            ----------
                                                                                                84,742
                                                                                            ----------
ELECTRONICS 3.1%
Flextronics International Ltd.* .....................................       2,700               37,395
                                                                                            ----------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 3.3%
Intel Corp. .........................................................       1,400               40,054
                                                                                            ----------
Total Technology ....................................................                          203,771
                                                                                            ----------
UTILITIES 3.3%
TELECOMMUNICATIONS 3.3%
BellSouth Corp. .....................................................       1,300               39,455
                                                                                            ----------
Total Utilities .....................................................                           39,455
                                                                                            ----------
Total Common Stocks (Cost $1,325,775) - 104.4% ......................                        1,255,237

Other Assets, Less Liabilities - (4.4%) .............................                          (53,358)
                                                                                            ----------
Net Assets - 100.0% .................................................                       $1,201,879
                                                                                            ==========

Federal Income Tax Information:

At April 30, 2002, the net unrealized depreciation of investments based on cost for federal income tax purposes of $1,353,048 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost ......................................................       $  65,587
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value ......................................................        (163,398)
                                                                                            ----------
                                                                                           ($   97,811)
                                                                                            ==========
-------------------------------------------------------------------------------------------------------
* Nonincome-producing securities.

ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
April 30, 2002

ASSETS
Investments, at value (Cost $1,325,775) (Note 1) ...............     $1,255,237
Receivable for securities sold .................................         23,226
Dividends receivable ...........................................            375
Receivable from Distributor ....................................            197
Other assets ...................................................          2,830
                                                                     ----------
                                                                      1,281,865
LIABILITIES
Payable for securities purchased ...............................         23,389
Payable to custodian (Note 1) ..................................          2,569
Accrued trustees' fees (Note 2) ................................          1,215
Accrued management fee (Note 2) ................................            935
Accrued distribution and service fee (Note 5) ..................            332
Accrued transfer agent and shareholder services
  (Note 2) .....................................................            121
Accrued administration fee (Note 2) ............................             56
Other accrued expenses .........................................         51,369
                                                                     ----------
                                                                         79,986
                                                                     ----------
NET ASSETS                                                           $1,201,879
                                                                     ==========
Net Assets consist of:
  Undistributed net investment income ..........................     $      144
  Unrealized depreciation of investments .......................        (70,538)
  Accumulated net realized loss ................................       (107,090)
  Paid-in capital ..............................................      1,379,363
                                                                     ----------
                                                                     $1,201,879
                                                                     ==========
  Net Asset Value and redemption price per share of
    Class A shares ($1,201,879 / 132,125 shares) ...............          $9.10
                                                                          =====
  Maximum Offering price per share of Class A shares
    ($9.10 / 0.9425) ...........................................          $9.66
                                                                          =====

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended April 30, 2002

INVESTMENT INCOME
Dividends, net of foreign taxes of $77 .........................      $  20,943
EXPENSES
Administration fee (Note 2) ....................................         87,990
Audit fee ......................................................         18,998
Management fee (Note 2) ........................................         12,193
Custodian fee ..................................................         10,100
Trustees' fees (Note 2) ........................................          9,013
Distribution and service fees - Class A (Note 5) ...............          4,303
Transfer agent and shareholder services (Note 2) ...............          3,200
Legal fees .....................................................          2,922
Reports to shareholders ........................................            651
                                                                     ----------
                                                                        149,370
Fees paid indirectly (Note 2) ..................................            (21)
Expenses borne by the Distributor (Note 3) .....................       (128,550)
                                                                     ----------
                                                                         20,799
                                                                     ----------
Net investment income ..........................................            144
                                                                     ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments (Notes 1 and 4) ...............       (107,090)
Change in unrealized depreciation of investments ...............       (134,596)
                                                                     ----------

Net loss on investments ........................................       (241,686)
                                                                     ----------

Net decrease in net assets resulting from operations ...........    ($  241,542)
                                                                     ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND
------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------

                                                                  DECEMBER 15, 2000
                                                                  (COMMENCEMENT OF
                                                                   OPERATIONS) TO          YEAR ENDED
                                                                   APRIL 30, 2001        APRIL 30, 2002
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
Net investment income .........................................      $      515             $      144
Net realized gain (loss) on investments .......................          65,598               (107,090)
Change in unrealized appreciation (depreciation) of investments          64,058               (134,596)
                                                                     ----------             ----------
Net increase (decrease) resulting from operations .............         130,171               (241,542)
                                                                     ----------             ----------
Dividend from net investment income:
  Class A .....................................................            --                   (1,486)
                                                                     ----------             ----------
Distribution from capital gains:
  Class A .....................................................            --                  (65,598)
                                                                     ----------             ----------
Class A share transactions (Note 7):
  Proceeds from sale of shares ................................       1,666,856                  9,279
  Net asset value of shares issued in payment of:
  Dividend from net investment income .........................            --                      530
  Distribution from capital gains .............................            --                   65,598
  Cost of shares repurchased ..................................         (45,933)              (315,996)
                                                                     ----------             ----------
Net increase (decrease) from fund share transactions ..........       1,620,923               (240,589)
                                                                     ----------             ----------
Total increase (decrease) in net assets .......................       1,751,094               (549,215)

NET ASSETS
Beginning of year .............................................            --                1,751,094
                                                                     ----------             ----------
End of year (including undistributed net investment income of
  $1,533 and $144, respectively) ..............................      $1,751,094             $1,201,879
                                                                     ==========             ==========
Number of shares:
  Sold ........................................................         168,572                    892
Issued  upon reinvestment of:
  Dividend from net investment income .........................            --                       52
  Distribution from capital gains .............................            --                    6,425
  Repurchased .................................................          (4,231)               (39,585)
                                                                     ----------             ----------
Net increase (decrease) of fund shares ........................         164,341                (32,216)
                                                                     ==========             ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
April 30, 2002

NOTE 1

State Street Research Concentrated Large-Cap Value Fund is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in November 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research Concentrated Large-Cap Value Fund, State Street Research Large-Cap Analyst Fund, State Street Research Legacy Fund and State Street Research Strategic Income Fund.

The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of its total assets in a concentrated portfolio of larger-size value stocks. These may include common and preferred stocks, convertible securities, warrants and depositary receipts.

The fund offers five classes of shares. Only Class A shares are presently available for purchase. Class B(1), Class B, Class C, and Class S are not being offered at this time. Class A shares are subject to an initial sales charge of up to 5.75% and annual distribution and service fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual distribution and service fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B
(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares will be offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares will only be offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), the investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the Nasdaq system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At April 30, 2002, the payable to the custodian bank of $2,569 represents the amount due for cash advance for the settlement of a security purchased.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund.

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

For the year ended April 30, 2002 the fund has designated $67,084 as ordinary income dividends. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for wash sale deferrals.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At April 30, 2002, the fund had a capital loss carryforward of $51,664 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on April 30, 2010.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2001, through April 30, 2002, the fund incurred net capital losses of approximately $28,000 and intends to defer and treat such losses as arising in the fiscal year ended April 30, 2003.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. During the year ended April 30, 2002, there were no loaned securities.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended April 30, 2002, the fees pursuant to such agreement amounted to $12,193.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), the investment manager subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended April 30, 2002, the amount of such expenses was $1,053.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended April 30, 2002, the fund's transfer agent fees were reduced by $21 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $9,013 during the year ended April 30, 2002.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended April 30, 2002, the amount of such expenses was $87,990.

NOTE 3

The Distributor and the fund have agreed that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended April 30, 2002, the amount of such expenses assumed by the Distributor and its affiliates was $128,550. The agreement currently limits expenses to 1.15% of average daily net assets exclusive of Rule 12b-1 fees and certain other expenses.

The agreement requires the fund to reimburse the Distributor in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitations. The Distributor will not be entitled to such repayments from the fund after the end of the fifth fiscal year of the fund following the year in which expenses were originally paid.

NOTE 4

For the year ended April 30, 2002, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,475,773 and $1,722,310, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended April 30, 2002, fees pursuant to such plans amounted to $4,303 for Class A shares. The payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

NOTE 6

Under normal market conditions the fund invests not less than 65% of its total assets in a concentrated portfolio of larger size value stocks. Also, the fund may invest up to 35% of its total assets in other securities (for example, bonds and smaller company stocks). Accordingly, the fund's investments will fluctuate in response to a variety of economic, political and other factors.

NOTE 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, at $0.001 par value per share. At April 30, 2002, the Adviser owned one Class A share and MetLife owned 110,172 Class A shares of the fund.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a share outstanding throughout each year
                                            DECEMBER 15, 2000
                                            (COMMENCEMENT OF
                                             OPERATIONS) TO       YEAR ENDED
                                            APRIL 30, 2001(A)  APRIL 30, 2002(A)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR ($)           9.43             10.66
                                                -----             -----
  Net investment income ($)*                     0.00              0.00
  Net realized and unrealized gain (loss)
    on investments ($)                           1.23             (1.15)
                                                -----             -----
  TOTAL FROM INVESTMENT OPERATIONS ($)           1.23             (1.15)
                                                -----             -----
  Dividend from net investment income ($)          --             (0.01)
  Distribution from capital gains ($)              --             (0.40)
                                                -----             -----
TOTAL DISTRIBUTIONS ($)                            --             (0.41)
                                                -----             -----
NET ASSET VALUE, END OF YEAR ($)                10.66              9.10
                                                =====             =====
Total return(b) (%)                             13.04(c)         (11.24)

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($ thousands)         1,751             1,202

Expense ratio (%)*                               1.45(d)           1.45

Ratio of net investment income to average
  net assets (%)*                                0.09(d)           0.01

Portfolio turnover rate (%)                     41.70            100.29

* Reflects voluntary reduction of expenses
  of these amounts (%)                          25.03(d)           8.96

--------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized
(d) Annualized

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH SECURITIES TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
CONCENTRATED LARGE-CAP VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Concentrated Large-Cap Value Fund (a series of State Street Research Securities Trust, hereafter referred to as the "Trust") at April 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2002

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

State Street Research Concentrated Large-Cap Value Fund returned -11.24% for the 12 months ended April 30, 2002 [does not reflect sales charge]. That was significantly less than the Russell 1000 Value Index, which returned -3.91% for the same period.

Although low interest rates supported consumer demand, technology capital spending declined sharply and the financial markets were highly volatile in an environment that was further hurt by the terrorist attacks of September 11 and a weak economic environment. The increased volatility worked against the fund's concentrated strategy because the lack of diversification resulted in a greater sensitivity to the market's declines.

Our investments in the consumer discretionary and telecommunications utility sectors had a particularly harmful effect on returns. The fund's consumer discretionary holdings were concentrated in media stocks, which declined as a result of falling advertising revenues. The telecommunications utilities have been hurt by weak demand and intensely competitive pricing, particularly in the long-distance markets.

Our best-performing securities were in the insurance sector as a result of investor confidence in positive pricing trends in the property and casualty market. The fund also benefited from its energy investments, as energy prices have appreciated over the past year.

April 30, 2002

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. Results assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects maximum 5.75% Class A share front-end sales charge. Performance results for the fund are increased by the subsidization of fund fees and expenses; without subsidization, performance would have been lower. The Russell 1000 Value Index contains those stocks within the complete Russell 1000 Index (a large-company index) that show below-average growth.

                                                                LIFE OF FUND
                                                    1 YEAR       (12/15/00)
-------------------------------------------------------------------------------
Class A
Cumulative Total Return
 (does not reflect sales charge)                   -11.24%          0.34%
Cumulative Total Return
 (at maximum applicable sales charge)              -16.34%         -5.43%
Average Annual Total Return
 (at maximum applicable sales charge)              -16.34%         -3.98%
-------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN VALUE OF
                            $10,000 INVESTMENT IN
                      CONCENTRATED LARGE-CAP VALUE FUND
                       AND THE RUSSELL 1000 VALUE INDEX

                            Concentrated
                             Large-Cap            Russell 1000
                             Value Fund            Value Index
            "12/00"         $ 9,425                  $10,000
            "4/01"           10,654                   10,131
            "4/02"            9,457                    9,735

---- Concentrated Large-Cap Value Fund
==== Russell 1000 Value Index

STATE STREET RESEARCH SECURITIES TRUST

                                                                                                NUMBER OF
                                                                                                  FUNDS
                                     TERM OF                                                      IN FUND
                                     OFFICE                                                       COMPLEX
                      POSITION(s)  AND LENGTH                                                   OVERSEEN BY
NAME, ADDRESS AND        HELD       OF TIME                                                       TRUSTEE/     OTHER DIRECTORSHIPS
AGE(a)                 WITH FUND   SERVED(b)    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS        OFFICER(c)  HELD BY TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since  Retired; formerly, Chairman of the Board, Chief        28    Ceridian Corporation
(56)                                 1999   Executive Officer and President, PictureTel
                                            Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
STEVE A. GARBAN         Trustee      Since  Retired; formerly, Senior Vice President for           48    Metropolitan Series Fund,
(64)                                 1997   Finance and Operations and Treasurer, The                    Inc.(d)
                                            Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since  Retired; formerly, Executive Vice President, Chief     48    The Clorox Company;
(70)                                 1994   Operating Officer and Director, Hewlett-Packard              KLA-Tencor Corporation;
                                            Company (computer manufacturer)                              BEA Systems, Inc.;
                                                                                                         Cepheid; Pharsight
                                                                                                         Corporation; and
                                                                                                         Metropolitan Series Fund,
                                                                                                         Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since  Dean, School of Business and Public Management,        28    None
(57)                                 1999   George Washington University; formerly, a member of
                                            the Board of Governors of the Federal Reserve
                                            System; and Chairman and Commissioner of the
                                            Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since  President, Founders Investments Ltd. (investments);    48    A.P. PHARMA, Inc.; and
(63)                                 1994   formerly, President, The Glen Ellen Company                  Metropolitan Series Fund,
                                            (private investment firm)                                    Inc.(d)






------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since  Jay W. Forrester Professor of Management, Sloan        48    Metropolitan Series Fund,
MORTON                               1994   School of Management, Massachusetts Institute of             Inc.(d)
(64)                                        Technology
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee      Since  Attorney; formerly, Partner, Dechert (law firm)        28    SEI Investments Funds
(71)                                 2002                                                                (consisting of 104
                                                                                                         portfolios); The
                                                                                                         Massachusetts Health &
                                                                                                         Education Tax-Exempt Trust
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

RICHARD S. DAVIS(E)     Trustee      Since  Chairman of the Board, President and Chief             28    None
(56)                                 2000   Executive Officer of State Street Research &
                                            Management Company; formerly, Senior Vice
                                            President, Fixed Income Investments, Metropolitan
                                            Life Insurance Company; and Managing Director, J.P.
                                            Morgan Investment Management
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

MAUREEN G. DEPP          Vice        Since  Managing Director of State Street Research &            9    None
(48)                   President     2000   Management Company; formerly, Senior Vice President
                                            and Vice President, State Street Research &
                                            Management Company; and analyst, Wellington
                                            Management
------------------------------------------------------------------------------------------------------------------------------------
DONALD G. DEVEUVE        Vice        Since  Senior Vice President of State Street Research &       11    None
(45)                   President     2001   Management Company; formerly, Vice President, State
                                            Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
ROSALINA FELICIANO       Vice        Since  Senior Vice President of State Street Research &       11    None
(38)                   President     2001   Management Company; formerly, Vice President, State
                                            Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
JOHN H. KALLIS           Vice        Since  Senior Vice President of State Street Research &       12    None
(61)                   President     1994   Management Company
------------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since  Managing Director, Chief Financial Officer and         28    None
(47)                   President     2001   Director of State Street Research & Management
                                            Company; formerly, Executive Vice President, State
                                            Street Research & Management Company; and Senior
                                            Vice President, Product and Financial Management,
                                            MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
MARK A. MARINELLA        Vice        Since  Managing Director of State Street Research &           17    None
(44)                   President     2001   Management Company; formerly, Executive Vice
                                            President and Senior Vice President, State Street
                                            Research & Management Company; and principal and
                                            senior portfolio manager, STW Fixed Income
                                            Management Ltd.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. WEISS           Vice        Since  Managing Director and Director of State Street         26    None
(55)                   President     1997   Research & Management Company; formerly, Executive
                                            Vice President and Senior Vice President, State
                                            Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
ELIZABETH MCCOMBS        Vice        Since  Managing Director of State Street Research &            9    None
WESTVOLD               President     1996   Management Company; formerly, Senior Vice
(42)                                        President, State Street Research & Management
                                            Company
------------------------------------------------------------------------------------------------------------------------------------
KENNARD                  Vice        Since  Senior Vice President of State Street Research &       16    None
WOODWORTH, JR.         President     1997   Management Company
(63)
------------------------------------------------------------------------------------------------------------------------------------
PETER ZUGER              Vice        Since  Managing Director of State Street Research &            7    None
(53)                   President     2001   Management Company; formerly, Senior Vice
                                            President, State Street Research & Management
                                            Company; and portfolio manager and Vice President,
                                            American Century Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since  Senior Vice President and Treasurer of State Street    28    None
(45)                                 2001   Research & Management Company; formerly, Vice
                                            President and Assistant Treasurer, State Street
                                            Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since  Managing Director, General Counsel and Secretary of    28    None
III                                  1995   State Street Research & Management Company;
(46)                                        formerly, Executive Vice President, State Street
                                            Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

(e) Mr. Davis is an "interested person" of the Trust under the 1940 Act by reason of his affiliation with the Investment Manager as noted.

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND    ------------------
One Financial Center                                            PRSRT STD
Boston, MA 02111-2690                                             AUTO
                                                            U.S. POSTAGE PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20
                                                           ------------------

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

VISIT us on the Internet at:
     www.ssrfunds.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
     Hearing-impaired: 1-800-676-7876
     Chinese- and Spanish-speaking: 1-888-638-3193

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] State Street Research



(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Concentrates Large-Cap Value Fund prospectus. When used after June 30, 2002, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0603)SSR-LD                                   CLC-3852-0602